AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 12, 2013

SECURITIES ACT FILE NO. 333-191583

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-14
REGISTRATION STATEMENT
UNDER THE
SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. 2
POST-EFFECTIVE AMENDMENT NO. [ ]

CITY NATIONAL ROCHDALE FUNDS (FORMERLY CNI CHARTER FUNDS)
(Exact Name of Registrant as Specified in Charter)

400 North Roxbury Drive Beverly Hills, California 90210
(Address of Principal Executive Offices) (Zip Code)

(800) 708-8881
(Registrant’s Area Code and Telephone Number)

William J. Souza, Esq.
400 North Roxbury Drive Beverly Hills, California 90210
(Name and Address of Agent for Service)

With Copies To: Michael Glazer Bingham McCutchen LLP 355 South Grand Avenue Los Angeles, California 90071
Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Title of Securities Being Registered: Institutional Class shares and Class N shares.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

CITY NATIONAL ROCHDALE FUNDS
400 North Roxbury Drive
Beverly Hills, California 90210
1-888-889-0799

Dear Shareholder:

We are seeking your approval of the proposed reorganization of the City National Rochdale Diversified Equity Fund series (the “Diversified Fund”) of City National Rochdale Funds (the “Trust”) into the City National Rochdale U.S. Core Equity Fund series (the “Core Fund”) of the Trust.  City National Rochdale, LLC (“CNR”) is the investment adviser for both Funds.  You are being asked to approve the proposed reorganization at a Special Meeting of Shareholders to be held on December 20, 2013 (the “Meeting”).

This reorganization is being proposed, among other reasons, to reduce the annual operating expenses borne by shareholders of the Diversified Fund.  CNR does not expect significant future in-flows to the Diversified Fund and anticipates the assets of the Diversified Fund may continue to decrease in the future.  After considering the viability of the Diversified Fund in light of its current size and limited prospects for future asset growth, CNR believes that maintaining the status quo would not be in shareholders’ best interests.  The Core Fund has significantly more assets than the Diversified Fund ($125.9 million compared to $49.2 million as of July 31, 2013).  It also has a significantly lower annual expense ratio (0.49% compared to 0.74% for Institutional Class shareholders and 0.99% compared to 1.14% for Class N shareholders for the period ended July 31, 2013).

The Funds have similar investment objectives and strategies.  The Diversified Fund seeks to provide long-term capital growth by investing primarily in common stocks of large-capitalization U.S. companies that are diversified among various industries and market sectors.  The Diversified Fund may also invest a portion of its assets in equity securities of middle capitalization companies.  The Core Fund seeks to provide long-term capital appreciation by investing primarily in common stock of large and middle capitalization corporations domiciled in the United States.  Although the Diversified Fund and the Core Fund both use the S&P 500 Stock Index as their primary benchmark, the Diversified Fund attempts to provide exposure to both growth and value stocks through sub-advisers that specialized in those areas. The Core Fund can own both growth and value stocks, but has no specific mandate to maintain exposure to each.

The proposed reorganization is intended to be a taxable transaction.  Diversified Fund shareholders who become shareholders of the Core Fund as a result of exchanging their shares of the Diversified Fund for shares of the Core Fund are expected to recognize a gain or loss for federal income tax purposes on that exchange, generally in the same manner as if Diversified Fund had liquidated its assets and distributed the net proceeds to the shareholders.

If the proposed reorganization is approved by shareholders, the Diversified Fund will liquidate its securities holdings to cash, and at the close of business on December 20, 2013, the Diversified Fund will transfer its cash to the Core Fund, and the Core Fund will assume the liabilities of the Diversified Fund.  On that date, you will receive shares of the Core Fund of the same class and equal in aggregate net asset value to the value of your shares of the Diversified Fund.  There will be no dilution of your investment.

CNR will bear the costs of the proposed reorganization other than transaction costs associated with the sale of the Diversified Fund’s investment portfolio, including legal, accounting and transfer agent costs.  Enclosed are various materials, including a Combined Prospectus and Proxy Statement and proxy ballot for the Meeting.  The materials will provide you with detailed information about the proposed reorganization.  CNR and the Board of Trustees of the Trust believe the reorganization is in the best interests of the shareholders of both Funds. The Board of Trustees and I urge you to vote in favor of the proposed reorganization.

Your vote is important.  Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope.  If we do not hear from you after a reasonable amount of time you may receive a telephone call from us, reminding you to vote your shares.

Sincerely,

/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro
President

CITY NATIONAL ROCHDALE FUNDS
DIVERSIFIED EQUITY FUND
400 North Roxbury Drive
Beverly Hills, California 90210
1-888-889-0799

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on December 20, 2013

A special meeting of Shareholders of the City National Rochdale Diversified Equity Fund series (the “Diversified Fund”) of City National Rochdale Funds (the “Trust”) will be held on December 20, 2013, at 10:00 a.m. Eastern Time, at 570 Lexington Avenue, New York, New York 10022.  The meeting will be held for the following purposes:

1.           Reorganization of the Diversified Fund. For the shareholders of the Diversified Fund to consider and vote on a proposed reorganization of the Fund into the City National Rochdale U.S. Core Equity Fund series of the Trust and the subsequent dissolution of the Diversified Fund.

2.           Other Business.  To consider and act upon such other business as may properly come before the meeting or any adjournments.

The Board of Trustees of the Trust has unanimously approved the proposed reorganization.  Please read the accompanying Combined Prospectus and Proxy Statement for a more complete discussion of the proposal.

Shareholders of the Diversified Fund of record as of the close of business on November 11, 2013 are entitled to notice of, and to vote at, the special meeting or any adjournment thereof.

You are invited to attend the special meeting.  If you cannot do so, please complete and return the accompanying proxy in the enclosed postage paid return envelope as promptly as possible.  This is important for the purpose of ensuring a quorum at the special meeting.  You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the special meeting.

By Order of the Board of Trustees,

/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro
President

__________, 2013

CITY NATIONAL ROCHDALE FUNDS
COMBINED PROSPECTUS AND PROXY STATEMENT

The Board of Trustees of City National Rochdale Funds (the “Trust”) is soliciting the enclosed proxies in connection with a special meeting (the “Meeting”) of shareholders of the City National Rochdale Diversified Equity Fund series (the “Diversified Fund”) of the Trust.

The Meeting will be held on December 20, 2013 at 10:00 a.m. Eastern Time at the office of the Trust at 570 Lexington Avenue, New York, New York 10022.  The Meeting is being called to consider the proposed reorganization of the Diversified Fund into the City National Rochdale U.S. Core Equity Fund series (the “Core Fund”) of the Trust and the subsequent dissolution of the Diversified Fund, and to transact such other business as may properly come before the meeting or any adjournments thereof.  Each of the Diversified Fund and the Core Fund is referred to herein as a “Fund” and they are collectively referred to as the “Funds.”  Shareholders of record of the Diversified Fund as of November 11, 2013 will be entitled to vote at the Meeting.

This Combined Prospectus and Proxy Statement (the “Prospectus/Proxy Statement”) is furnished to the shareholders of the Diversified Fund on behalf of the Board of Trustees of the Trust in connection with the solicitation of voting instructions for the Meeting.  It is being mailed to shareholders of the Diversified Fund on or about [      ], 2013.  The prospectus for the Core Fund (the “Prospectus”) accompanies and is incorporated into this Prospectus/Proxy Statement.  This Prospectus/Proxy Statement and the Prospectus set forth concisely the information about the Core Fund and the proposed reorganization that Diversified Fund shareholders should know before voting on the reorganization.  You should retain them for future reference.

Additional information about the Diversified Fund and the Core Fund are included in their Prospectuses and Statements of Additional Information dated January 28, 2013, as they may be amended and/or supplemented, which are incorporated by reference herein.  (Additional information is also set forth in the Statement of Additional Information dated ________, 2013 relating to this Prospectus/Proxy Statement, which is also incorporated by reference herein).  The Commission file numbers for the Trust’s registration statement containing the current Prospectuses and Statements of Additional Information for the Funds, as described above, are Registration No. 811-07923 and Registration No. 333-16093.  Additional information about the Funds may also be obtained for the Funds from the Trust’s Annual Report for the fiscal year ended September 30, 2012, each which have been filed with the SEC.  Copies of the Prospectus, Statement of Additional Information, and Annual Report for the Funds may be obtained without charge by writing to the Funds at 400 North Roxbury Drive, Beverly Hills, California, 90210, by calling the Funds at 1-888-889-0799, or on the Funds’ website, www.citynationalrochdalefunds.com.

The SEC has not approved or disapproved these securities or passed on the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Dated: ________, 2013

TABLE OF CONTENTS

Page

SUMMARY OF PROSPECTUS/PROXY STATEMENT	1
PROPOSED REORGANIZATION	14
VOTING AND MEETING PROCEDURES	20
GENERAL INFORMATION	22
FINANCIAL HIGHLIGHTS AND FINANCIAL STATEMENTS	23
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION	23
APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION	A-1

-i-

SUMMARY OF PROSPECTUS/PROXY STATEMENT

Proposed Reorganization

The Trust is an open-end management investment company (referred to generally as a “mutual fund”).  The Trust’s offices are located at 400 North Roxbury Drive, Beverly Hills, California 90210.  The Trust’s phone number is 1-888-889-0799.

The Board of Trustees of the Trust (the “Board”) has called the Meeting to allow shareholders of the Diversified Fund to consider and vote on the proposed reorganization of the Diversified Fund into the Core Fund (the “Reorganization”).  The Board met on September 17, 2013 to discuss the proposal, and approved the Reorganization, subject to the approval of the Diversified Fund’s shareholders.  The independent trustees – i.e., those trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the Reorganization.

The proposed Reorganization involves the liquidation of the Diversified Fund's securities holdings to cash and the transfer of substantially all of the assets and liabilities of the Diversified Fund to the Core Fund in exchange for shares of the Core Fund.  Shares of the Core Fund to be issued to the Diversified Fund will be valued at their current net asset value, as determined in accordance with the Trust’s valuation procedures.  Following this distribution, shares of the Core Fund will be distributed to shareholders of the Diversified Fund and the Diversified Fund will be dissolved.

The Diversified Fund has two classes of shares: Institutional Class and Class N.  The Core Fund has three classes of shares: Institutional Class, Servicing Class and Class N.  In the Reorganization, holders of each of the Institutional Class and Class N shares of the Diversified Fund will receive Institutional Class and Class N shares, respectively, of the Core Fund.  As a result of the proposed Reorganization, each shareholder of the Diversified Fund will receive full and fractional shares of the same class of the Core Fund equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Diversified Fund.

The Reorganization is intended to be a taxable transaction.  Diversified Fund shareholders who become shareholders of the Core Fund as a result of exchanging their shares of the Diversified Fund for shares of the Core Fund are expected to recognize a gain or loss for federal income tax purposes on that exchange.

City National Rochdale, LLC (“CNR”) serves as the investment adviser for, and has identical responsibilities with respect to, each Fund.  Each Fund is a diversified fund, which means that it is limited as to amounts of issuers it may own with respect to 75% of its assets.  Currently CNR engages SKBA Capital Management, LLC (“SKBA”) as sub-adviser to manage a portion of the Diversified Fund’s portfolio.  CNR does not intend to engage SKBA to manage any portion of the Core Fund’s portfolio after completion of the Reorganization.  Effective after the close of business on November 15, 2013, SKBA Capital Management, LLC will no longer serve as sub-adviser for the Diversified Fund.

The Funds have similar investment objectives and strategies.  The Diversified Fund seeks to provide long-term capital growth by investing primarily in common stocks of large-capitalization U.S. companies that are diversified among various industries and market sectors.  The Diversified Fund may also invest a significant portion of its assets in equity securities of mid-capitalization companies.  The Core Fund seeks to provide long-term capital appreciation by investing primarily in common stock of large and middle capitalization corporations domiciled in the United States.  Although the Diversified Fund and the Core Fund do not share precisely the same focus, each Fund invests primarily in large capitalization companies, and CNR uses the same methods of quantitative and fundamental analysis in selecting stocks for the two Funds.

The interests of the shareholders of the Funds will not be diluted as a result of the proposed Reorganization.  The Board believes that the proposed Reorganization is in the best interests of each Fund and its shareholders for the reasons listed below:

•
CNR expects that the Diversified Fund shareholders will pay lower management fees and lower gross and net total operating expenses after the Reorganization is completed, and the Core Fund shareholders will pay the same management fees and the same or lower gross and net total operating expenses after the Reorganization is completed.

•	CNR believes that the combined Core Fund will be better positioned for growth than either the Diversified Fund or the Core Fund is prior to the Reorganization.

•	The Reorganization will provide shareholders of the Diversified Fund with the opportunity to continue to utilize the services of CNR as manager of their equity portfolios on an uninterrupted basis.

•	The investment objectives and principal strategies of the Diversified Fund are similar to those of the Core Fund.

•
CNR, rather than the shareholders of the Diversified Fund, will bear the costs of the Reorganization other than transaction costs associated with the sale of the Diversified Fund’s investment portfolio, including legal, accounting and transfer agent costs.

Comparison of Investment Objectives and Principal Strategies

The investment objectives and principal strategies of each Fund are set forth in the following table.

	Diversified Fund	Core Fund
Investment Objectives	The Diversified Fund seeks to provide long-term capital growth.	The Core Fund seeks to provide long-term capital appreciation.

Principal Strategies	At least 80% of the Diversified Fund’s net assets (including borrowings for investment purposes) consists of common stocks of large-capitalization U.S. companies that are diversified among various industries and market sectors. For this purpose, CNR, the Fund’s investment adviser, considers a large-capitalization company to be a company with a market capitalization satisfying Standard & Poor’s eligibility criteria for inclusion in the S&P 500 Index at the time of investment (currently $4 billion or greater). This investment strategy may be changed at any time, with 60 days’ prior notice to shareholders.	At least 80% of the Core Fund’s net assets (including borrowings for investment purposes) consists of common stock of large and middle capitalization corporations domiciled in the United States. For this purpose, CNR, considers a large capitalization corporation and a middle capitalization corporation to be a corporation with a market capitalization satisfying Standard & Poor’s eligibility criteria, at the time of investment, for inclusion in the S&P 500 Index (currently $4 billion or greater) and the S&P Midcap 400 Index (currently $1 billion to $4.4 billion), respectively.

Up to 20% of the City National Rochdale Diversified Equity Fund’s net assets may consist of equity securities, consisting primarily of common stock, of mid-capitalization companies. For this purpose, CNR considers a mid-capitalization company to be a company with a market capitalization satisfying Standard & Poor’s eligibility criteria for inclusion in the S&P Midcap 400 Index at the time of investment (currently $1 billion to $4.4 billion). In addition to investing in U.S. corporations, the Diversified Fund invests in U.S. dollar denominated sponsored American Depositary Receipts of foreign corporations.

CNR manages a portion of the Diversified Fund’s assets by replicating the holdings of the S&P 500 Index other than tobacco-related companies. The investments of the remainder of the Diversified Fund are typically equity securities that a sub-adviser believes have one or more of the following characteristics: a price significantly below the intrinsic value of the issuer; favorable prospects for earnings growth; above average return on equity and dividend yield; and sound overall financial condition of the issuer.

CNR uses a multifactor investment approach employing a combination of macroeconomic, quantitative and fundamental analyses to select companies with share price growth potential that may not be recognized by the market at large. Macroeconomic analysis evaluates investment themes, geopolitical events, monetary and fiscal policy and global economic trends. Quantitative analysis seeks to measure the value of securities by using mathematical and statistical modeling and research. Fundamental analysis of a security involves measuring its intrinsic value by examining related economic, financial and other factors, such as the overall economy and industry conditions, and the financial condition and management of the issuer.

The Diversified Fund’s adviser and sub-adviser may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security’s purchase, or more attractive investment alternatives are identified.

In selecting securities for the Fund, CNR utilizes proprietary industry and stock selection models to determine which industries and companies it believes are likely to provide superior risk adjusted returns. CNR also employs a proprietary company analysis framework to evaluate individual securities by examining fundamental data such as management quality, revenue and earnings growth, profitability, market share, cash flow and balance sheet strength. CNR seeks to manage the portfolio’s risk characteristics to be similar to those of the S&P 500 Index. CNR constructs the portfolio to closely resemble the S&P 500 Index with respect to factors such as market capitalization, earnings per share growth rates, return on equity, price to earnings, price to book and other commonly recognized portfolio characteristics.

CNR may determine to sell a security under several circumstances, including but not limited to when its target value is realized, the company’s earnings deteriorate, or more attractive investment alternatives are identified.

Comparison of Principal Investment Risks

As described further below, each of the Diversified Fund and the Core Fund is subject to the risks associated with equity securities, medium capitalization companies, management and defensive investments.  In addition, the Diversified Fund is subject to index risk, foreign investments risk and sub-adviser allocation risk.  CNR primarily uses a core equity style in managing the Core Fund and therefore the Fund is also subject to the risks inherent in that investment style.

The non-overlapping risks to which investments in each Fund are subject are set forth in the following table.

Diversified Fund	Core Fund

Index Risk –The performance of the portion of the Diversified Fund designed by CNR to replicate the S&P 500 Index may not exactly match the performance of the Index. That portion of the Diversified Fund does not hold every stock contained in the Index and the performance of the stocks held in the Diversified Fund may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Diversified Fund incurs management fees, 12b-1 fees (for Class N shares only), administrative expenses and transaction costs in trading stocks.

Foreign Investments (American Depositary Receipts) – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). The Diversified Fund invests in U.S. dollar denominated American Depositary Receipts of foreign companies (“ADRs”) which are sponsored by the foreign issuers. ADRs are subject to the risks of changes in currency or exchange rates (which affect the value of the issuer even though ADRs are denominated in U.S. dollars) and the risks of investing in foreign securities.

Sub-Adviser Allocation – The Diversified Fund’s performance is affected by CNAM’s decisions concerning how much of the Diversified Fund’s portfolio to allocate for management to the Diversified Fund’s sub-adviser or to retain for management by CNAM.

Investment Style – CNR primarily uses a core equity style to select investments for the Fund and will often choose equities that it considers to be “growth at a reasonable price” (GARP). These styles may fall out of favor, may underperform other styles and may cause volatility in the Core Fund’s share price.

Comparison of Shareholder Rights

Because each Fund is a series of the Trust, the Reorganization will not affect the rights and privileges of shareholders of any class of the Diversified Fund.  For instance, after the Reorganization shareholders of each class of the Core Fund will have the same exchange, purchase and redemption privileges as shareholders of the same class of the Diversified Fund prior to the Reorganization.

Comparison of Distribution

Because each Fund is a series of the Trust, shares of any class of the Core Fund are distributed in the same way as shares of the same class of the Diversified Fund, and the method of their distribution will not be affected by the Reorganization.

Comparison of Purchase and Redemption Procedures

Because each Fund is a series of the Trust, the Reorganization will not affect the purchase and redemption procedures of any class of the Diversified Fund.  After the Reorganization, shareholders of the Core Fund will continue to be able to exchange their shares for shares of the same class of all other series of the Trust.

Comparison of Fees and Expenses

The types of fees and expenses of the Core Fund are the same as those of the Diversified Fund.  CNR is entitled to receive investment advisory fees of 0.75% and 0.40% of average daily net assets of the Diversified Fund and Core Fund, respectively, for serving as their investment adviser.  However, CNR has contractually agreed to waive a portion of its investment management fee from the Diversified Fund, thereby reducing the annual fee from 0.75% of the Diversified Fund’s average daily net assets to 0.65% of the Diversified Fund’s average daily net assets until January 28, 2014.  The fees are accrued daily and paid monthly.

The following table shows the fees and expenses for the Diversified Fund and Core Fund, and the fees and expenses of the Core Fund on a pro forma basis after giving effect to the proposed Reorganization, as of August 31, 2013.  As shown in the table, the fees and expenses of the Core Fund, on a pro forma basis after giving effect to the proposed Reorganization, are expected to stay the same as or be lower than the current fees of the Core Fund.

	Diversified Fund		Core Fund		Pro Forma Core Fund
	Class N Shares	Institutional Class Shares	Class N Shares	Institutional Class Shares	Class N Shares	Institutional Class Shares
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	0.75%	0.75%	0.40%	0.40%	0.40%	0.40%
Distribution (12b-1) Fee	0.25%	None	0.25%	None	0.25%	None
Other Expenses
Shareholder Servicing Fee	0.25%	None	0.25%	None	0.25%	None
Other Fund Expenses†	0.09%	0.09%	0.09%	0.09%	0.14%	0.14%
Total Other Expenses	0.34%	0.09%	0.34%	0.09%	0.39%	0.14%
Total Annual Fund Operating Expenses	1.34%	0.84%	0.99%	0.49%	1.04%	0.54%
Fee Waiver and/or Expense Reimbursement*	(0.20)%	(0.10)%	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.14%	0.74%	N/A	N/A	N/A	N/A

____________________________
†	The increase in Pro Forma Other Expenses is attributable to a re-allocation methodology of certain trust level expenses effective with the Funds' fiscal year beginning on October 1, 2013.
*
CNR has contractually agreed to waive a portion of the annual management fee payable to it by the Diversified Fund, thereby reducing the annual management fee from 0.75% of average daily net assets to 0.65% of average daily net assets.  This limitation will be in effect until January 28, 2014.  Prior to that date, this arrangement may be terminated without penalty by the Diversified Fund’s Board of Trustees upon 60 days’ written notice to CNR, and it will terminate automatically upon the termination of the investment management agreement between CNR and the Diversified Fund.  Any management fees waived by CNR pursuant to this arrangement will not be eligible for reimbursement by the Diversified Fund to CNR.  CNR has contractually agreed to limit shareholder servicing fees for Class N to 0.15% until January 28, 2014.  Prior to that date, this arrangement may be terminated without penalty by the Diversified Fund’s Board of Trustees upon 60 days’ written notice to CNR, and it will terminate automatically upon the termination of the shareholder services agreement between CNR and the Diversified Fund.  Any shareholder servicing fees waived by CNR pursuant to this arrangement will not be eligible for reimbursement by the Diversified Fund to CNR.   CNR has contractually agreed to limit its fees or reimburse the Diversified Fund for expenses to the extent necessary to keep the Class N and Institutional Class Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) through January 28, 2014 at or below 1.50% and 1.25%, respectively.  Prior to that date, this arrangement may be terminated without penalty by the Diversified Fund’s Board of Trustees upon 60 days’ written notice to CNR, and it will terminate automatically upon the termination of the investment management agreement between CNR and the Diversified Fund.  Any fee reductions or reimbursements may be repaid to CNR within three years after they occur if such repayments can be achieved within the Diversified Fund’s expense limit in the effect at the time such expenses were incurred and if the Diversified Fund’s Board of Trustees approves the repayment.  To the extent the Diversified Fund incurs any expenses excluded from the contractual expense limitation, the Diversified Fund’s total annual fund operating expenses will increase.

The examples set forth below are intended to help you compare the cost of investing in the Diversified Fund, in the Core Fund, and on a pro forma basis in the Core Fund after giving effect to the Reorganization, and also to help you compare these costs with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for the Fund are those shown in the tables above.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Institutional Class	1 Year	3 Years	5 Years	10 Years
Diversified Fund:	$76	$258	$456	$1,028
Core Fund:	$50	$157	$274	$616
Pro Forma Combined Core Fund:	$55	$173	$302	$677

Class N	1 Year	3 Years	5 Years	10 Years
Diversified Fund:	$116	$405	$715	$1,595
Core Fund:	$101	$315	$547	$1,213
Pro Forma Combined Core Fund:	$106	$331	$574	$1,271

Comparison of Performance Information

The following past performance information for the Diversified Fund is set forth below: (1) a bar chart showing changes in the Fund's performance for Institutional Class Shares from year to year for the last ten calendar years, and (2) a table detailing how the average annual total returns of the Diversified Fund, both before and after taxes, compared to those of broad-based market indices.  The after-tax returns are shown for Institutional Class Shares only and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses.  After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares.  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Diversified Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for 1, 5 and 10 years and since inception. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the Diversified Fund’s Institutional Class shares based on a calendar year1.

Best Quarter 16.06% Q2 2003	Worst Quarter (23.29)% Q4 2008

This table shows the average annual total returns of each class of the Diversified Fund for the periods ended December 31, 2012.  The table also shows how the Fund’s performance compares with the returns of an index comprised of companies similar to those held by the Fund.

Average Annual Total Returns* as of December 31, 2012

	One Year	Five Years	Ten Years
Institutional Class
Return Before Taxes	13.36%	(1.15)%	5.55%
Return After Taxes on Distributions	13.21%	(1.26)%	4.87%
Return After Taxes on Distributions and Distributions of Fund Shares	8.88%	(0.99)%	4.73%
Class N
Return Before Taxes	13.02%	(1.40)%	5.27%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%

*
On September 30, 2005, the predecessor to the Diversified Fund (the “Predecessor Fund”) reorganized into the Diversified Fund. The performance results for Institutional Class shares of the Diversified Fund before September 30, 2005 reflect the performance of the Predecessor Fund’s Class I shares.   The performance results for Class N shares of the Diversified Fund before September 30, 2005 reflect the performance of the Predecessor Fund’s Class A shares.

1 The Diversified Fund’s total return from January 1, 2013 to September 30, 2013 was 17.75%.

The City National Rochdale U.S. Core Equity Fund commenced operations on December 3, 2012 and therefore it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices.  The total return of the Core Fund from inception through September 30, 2013 was 21.33% for the Class N shares and 22.33% for the Institutional Class, while the return of the S&P 500 Index over the same period was 21.46%.

The Adviser

CNR is the investment adviser to each Fund.  CNR is located at 570 Lexington Avenue, New York, New York, 10022-6837.  As of June 30, 2013, CNR managed assets of approximately $20 billion for individual and institutional investors.

CNR is a wholly owned subsidiary of City National, a federally chartered commercial bank founded in the early 1950s, with approximately $27.4 billion in assets under management as of June 30, 2013.  City National is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company.  City National has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 50 years.  City National currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations.  As of June 30, 2013, City National and its affiliates had approximately $59.1 billion in assets under management or administration.

Subject to the oversight of the Trust’s Board of Trustees, CNR has complete discretion as to the purchase and sale of investments for the Diversified Fund and the Core Fund, consistent with each Fund’s investment objective, policies and restrictions.

Portfolio Managers

The following individuals are primarily responsible for the day to day management of the Funds.

Diversified Fund

Thomas Kuo is a Vice President and Portfolio Manager for CNR.  He joined CNR in 2000. Mr. Kuo, a Chartered Financial Analyst, holds a bachelor’s degree in business administration, with an emphasis in Finance, from California State Polytechnic University in Pomona.

Dimitry Kirtsman is a Vice President and Quantitative Research Analyst for CNR. He joined CNR in 2008. Mr. Kirtsman earned a Bachelor’s degree in Business Economics from the University of California, Santa Barbara and a Master’s Degree in Economics from the University of Texas, Austin.

The following individuals are responsible for the day-to-day management of the portion of the Fund’s assets managed by SKBA and have served as portfolio managers for the Fund since 2006:

Andrew W. Bischel is CEO, Chief Investment Officer and a founding member of SKBA. He joined SKBA when the firm was founded in 1989.  Mr. Bischel earned his BS in Mathematics and BA in Economics from the University of California at Davis, and his MBA from California State University at Sacramento.

Kenneth J. Kaplan is Chairman and a founding member of SKBA. He joined SKBA when the firm was founded in 1989.  Mr. Kaplan received both his undergraduate degree and MBA from Northwestern University.

Joshua J. Rothé is President and Director of Research of SKBA. He joined SKBA in 1994.  Mr. Rothé received his BS in International Business and his MBA with an emphasis in Finance from the University of San Francisco.

Shelley H. Mann is the Director of Trading and Operations and also serves as SKBA’s Chief Compliance Officer.  She joined SKBA when the firm was founded in 1989.  Ms. Mann attended Utah State University.

Effective after the close of business on November 15, 2013, SKBA Capital Management, LLC will no longer serve as sub-adviser for the Diversified Fund.

Core Fund

Otis “Tres” Heald is Senior Vice President and Director – Equity Investments of CNR. He joined CNR in 2002.  Mr. Heald, a Chartered Financial Analyst, holds a master’s degree in business administration from the University of Southern California.

Thomas A. Galvin is Senior Vice President and Director of U.S. Equity Research of CNR.  Prior to joining CNR in 2012, Mr. Galvin served as Managing Partner at Galvin Asset Management, which he founded in 2007. Mr. Galvin earned an M.B.A. in Finance and Investments from Fordham University and a B.A. in Economics with a minor in Accounting from Queens College.

Comparison of Investment Restrictions

The fundamental and non-fundamental limitations of each Fund are subject are set forth in the following table.  The fundamental limitations may only be amended with shareholder approval.

Diversified Fund	Core Fund
Fundamental Limitations

The Diversified Fund may not purchase a security, other than government securities, if as a result of such purchase more than 5% of the value of the Diversified Fund’s assets would be invested in the securities of any one issuer, or the Diversified Fund would own more than 10% of the voting securities, or of any class of securities, of any one issuer, except that all of the investable assets of the Diversified Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Diversified Fund. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.

Fundamental Limitations

The Core Fund may not, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

The Diversified Fund may not purchase a security, other than government securities, if as a result of such purchase 25% or more of the value of the Diversified Fund’s total assets would be invested in the securities of issuers in any one industry or group of industries, except that all of the investable assets of the Diversified Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Diversified Fund.
The Core Fund may not purchase any securities which the Core Fund would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

The Diversified Fund may not make loans of money or securities, except through the purchase of permitted investments (including repurchase and reverse repurchase agreements) and through the loan of securities (in an amount not exceeding one-third of total assets) by any Diversified Fund.

The Core Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that the Core Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

The Diversified Fund may not purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that the Diversified Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

The Core Fund may not purchase or sell real estate, physical commodities, or commodities contracts, except that the Core Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The Diversified Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on such contracts and may enter into forward foreign currency contracts and engage in the purchase and sale of foreign currency options and futures.

The Diversified Fund may not issue senior securities as defined in the 1940 Act or borrow money, except that the Diversified Fund may borrow from banks for temporary or emergency purposes (but not for investment) in an amount up to 10% of the value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing was made. While any such borrowings exist for the Diversified Fund, it will not purchase securities. However, the Diversified Fund may lend securities, enter into repurchase agreements and reverse repurchase agreements in an amount not exceeding 10% of its total assets, purchase securities on a when-issued or delayed delivery basis and enter into forward foreign currency contracts.

The Core Fund may not issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

The Core Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Core Fund to purchase securities or require the Core Fund to segregate assets are not considered to be borrowings. To the extent that the Core Fund’s borrowings exceed 5% of its total assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

The Diversified Fund may not engage in the underwriting of securities except insofar as the Diversified Fund may be deemed an underwriter under the 1933 Act in disposing of a security and except that all of the investable assets of the Diversified Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Diversified Fund.
The Core Fund may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.
The Diversified Fund does not have a corresponding fundamental limitation.	The Core Fund may not invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The Diversified Fund may not purchase the securities (other than government securities) of an issuer having a record, together with predecessors, of less than three years’ continuous operations, if as a result of such purchase more than 5% of the value of the Diversified Fund’s total assets would be invested in such securities, except that this shall not prohibit the Diversified Fund from investing all of its investable assets in another registered investment company having the same investment objective and substantially the same investment policies as the Diversified Fund.
The Core Fund does not have a corresponding fundamental limitation.
The Fund may not make short sales of securities or purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of securities.	The Core Fund does not have a corresponding fundamental limitation.

The Diversified Fund may not invest more than 5% of the value of the Diversified Fund’s total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. (Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.)
The Core Fund does not have a corresponding fundamental limitation.

The Diversified Fund may not hypothecate, mortgage or otherwise encumber its assets, except as necessary to secure permitted borrowings. (Collateral arrangements and initial margin with respect to permitted options on securities, financial futures contracts and related options, and arrangements incident to other permitted practices, are not deemed to be subject to this restriction.)
The Core Fund does not have a corresponding fundamental limitation, but does have a similar non-fundamental limitation.

Non-Fundamental Limitations	Non-Fundamental Limitations

The Diversified Fund may not purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 10% of its net assets would be invested in illiquid securities. (As a matter of non-fundamental policy, repurchase agreements maturing in more than seven days, certain time deposits and over-the-counter options are considered to be illiquid.)

The Core Fund may not purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

The Diversified Fund may not invest for the purpose of exercising control or management of another company except that all the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Diversified Fund.
The Core Fund may not invest in companies for the purpose of exercising control.

The Diversified Fund may not purchase the stock or bonds of companies identified by the tobacco service of the Risk Metrics Group Social Issues Services. This service identifies those companies engaged in growing, processing or otherwise handling tobacco. If the Diversified Fund holds any such securities of an issuer which is subsequently identified by Risk Metrics as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice.

The Core Fund may not purchase the stock or bonds of companies identified by the tobacco service of MSCI ESG Research. This service identifies those companies engaged in growing, processing or otherwise handling tobacco. If the Core Fund holds any such securities of an issuer which is subsequently identified by MSCI as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice.

The Diversified Fund may not invest, under normal circumstances, less than 80% of the value of its net assets (plus borrowings for investment purposes) in a particular type of investment that is suggested by the Diversified Fund’s name. The Diversified Fund will notify its shareholders at least 60 days prior to any change in such policy.

The Core Fund may not invest, under normal circumstances, less than 80% of the value of its net assets (plus borrowings for investment purposes) in a particular type of investment that is suggested by the Core Fund’s name. The Core Fund will notify its shareholders at least 60 days prior to any change in such policy.

The Diversified Fund may not borrow money in an amount exceeding 10% of its total assets. The Diversified Fund will not borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. The Diversified Fund will not make additional investments while its borrowings exceed 5% of total assets.

The Fund does not have a corresponding non-fundamental limitation.
The Diversified Fund does not have a corresponding non-fundamental limitation.
The Core Fund may not purchase securities on margin or effect short sales, except that the Core Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

The Diversified Fund does not have a corresponding non-fundamental limitation.	The Core Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom.
The Diversified Fund does not have a corresponding non-fundamental limitation.	The Core Fund may not pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing.

PROPOSED REORGANIZATION

The Board of Trustees of the Trust has approved a plan to reorganize the Diversified Fund into the Core Fund.  To proceed, we need the approval of the shareholders of the Diversified Fund.  The following pages outline the important details of the proposed Reorganization.

Why Do We Want to Reorganize the Funds?

CNR proposed the Reorganization to the Board, and the Board is recommending the Reorganization to you, because, among other reasons, CNR does not expect significant future in-flows to the Diversified Fund and anticipates the assets of the Diversified Fund may decrease significantly in the future.  After considering the viability of the Diversified Fund in light of its current size and the limited prospects for future asset growth, CNR and the Board believe that maintaining the status quo would not be in shareholders’ best interests.

The Core Fund has significantly more assets than the Diversified Fund and a significantly lower annual expense ratio than the Diversified Fund.

Because CNR’s investment advisory fee with respect to the Core Fund (0.40% of average net assets) is less than its fee with respect to the Diversified Fund (0.75% of average net assets, reduced to 0.65% pursuant an agreement to waive a portion of this fee which expires on January 28, 2014, and because certain operating expenses of the Core Fund are shared across a larger pool of assets), CNR and the Board anticipate that if the Reorganization is approved, shareholders of the Diversified Fund will bear lower expense ratios as shareholders of the Core Fund than they did as shareholders of the Diversified Fund.  Further, CNR has voluntarily agreed to limit its fees or reimburse the Core Fund for expenses to the extent necessary to keep the Class N and Institutional Class total annual fund operating expenses at or below 1.05% and 0.55%, respectively, which are lower than CNR’s expense limits of 1.10% and 0.85% for the Class N and Institutional Class shares of the Diversified Fund.

Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board has determined that the Reorganization is in the best interests of shareholders of the Diversified Fund and the Core Fund.  In approving the Reorganization, the Board considered the terms and conditions of a proposed Agreement and Plan of Reorganization between the Trust on behalf of the Diversified Fund and the Trust on behalf of the Core Fund (the “Reorganization Agreement”) and the following factors, among others:

(1)     The assets of the Diversified Fund are small ($47.7 million as of June 30, 2013) and its prospects for further growth are not good.  CNR expects that after the consummation of the Reorganization, the combined Core Fund will be better positioned for growth than the Diversified Fund is on its own.

(2)     CNR expects that the total operating expenses of the Diversified Fund (as a percentage of the Fund’s average net assets) will increase as fixed costs are spread over a shrinking asset base.   Because the Core Fund’s investment advisory fee will be lower and certain operating expenses at the combined Funds will be shared across a larger pool of assets, CNR expects that as a result of the Reorganization shareholders of the Diversified Fund will bear lower expense ratios as shareholders of the Core Fund.

(3)     The investment objectives, policies and strategies of the Core Fund are similar to those of the Diversified Fund, and accordingly the reorganization will provide shareholders of the City National Rochdale Diversified Equity Fund with the continued opportunity to utilize the services of CNR as manager of their equity portfolios.

(4)     The interests of the Diversified Fund’s shareholders will not be diluted as a result of the Reorganization.  The assets and liabilities of the Diversified Fund will be transferred to the Core Fund in exchange for shares of beneficial interest of the Core Fund having a total value equal to the value of the assets the Diversified Fund transferred to the Core Fund (net of any liabilities). However, all known liabilities of the Diversified Fund will be paid before the closing of the Reorganization, and it is therefore anticipated that no liabilities of the Diversified Fund will be transferred to the Core Fund.  The exchange will take place at net asset value and there will be no sales charge or other charge imposed as a result of the Reorganization.  The Diversified Fund and the Core Fund are subject to the same pricing and valuation procedures.

(5)     The shareholders of the Diversified Fund will incur transaction and tax costs in connection with the sale of all of its investment portfolio prior to its Reorganization.  However, similar costs would be incurred in connection with the liquidation of the Diversified Fund.  CNR will pay the Funds’ Reorganization expenses.

(6)     The Core Fund and the Diversified Fund are managed by the same investment adviser, CNR.  Furthermore, the other services and privileges available to the shareholders of the Core Fund will be the same as those available to Diversified Fund shareholders.

(7)     CNR will bear the costs of the Reorganization other than transaction costs associated with the sale of the Diversified Fund’s investment portfolio, including legal, accounting and transfer agent costs.

After consideration of the factors mentioned above and other relevant information, at a meeting held on September 17, 2013 the Board determined that the Reorganization is in the best interests of the Funds and their shareholders, and that the interests of the Diversified shareholders will not be diluted as a result of the Reorganization, and unanimously approved the Reorganization Agreement and directed that it be submitted to shareholders for approval.  The Board unanimously recommends that shareholders vote “FOR” approval of the Reorganization.

How Will We Accomplish the Reorganization?

The Reorganization Agreement, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A, spells out the terms and conditions of the Reorganization.  If the shareholders of the Diversified Fund approve the Reorganization, the Reorganization essentially will involve the following steps, which will occur substantially simultaneously:

•	First, the Diversified Fund will liquidate all of its securities holdings to cash.

•	Second, the Diversified Fund will transfer all of its assets and liabilities to the Core Fund.

•
Third, in exchange for the assets transferred to the Core Fund, the Diversified Fund will receive shares of beneficial interest of the Core Fund having a total value equal to the value of the assets the Diversified Fund transferred to the Core Fund (net of any liabilities).

•	Fourth, the Diversified Fund will distribute the shares of the Core Fund which it receives to its shareholders and the Diversified Fund will dissolve.

•
Fifth, the Core Fund will open an account for each shareholder of the Diversified Fund and will credit the shareholder with shares of the Core Fund of the same class and having the same total value as the Diversified Fund shares that he or she owned on the date of the Reorganization.  Share certificates will not be issued.

Pursuant to the Reorganization Agreement, the number of Core Fund shares to be issued to the Diversified Fund will be computed as of 4:00 PM Eastern time on the date preceding the closing date of the Reorganization in accordance with the regular practice of the Funds.  The effectiveness of the Reorganization is contingent upon, among other things, obtaining approval of the shareholders of the Diversified Fund.

CNR will bear the Funds’ costs of the proposed Reorganization, including legal, accounting and transfer agent costs.  These costs will not be borne by the shareholders of either Fund.

If the Reorganization is approved by the Diversified Fund’s shareholders, it will take place as soon as feasible.  Management of the Trust believes this should be accomplished by the late fourth quarter of 2013 or the first quarter 2014.  However, at any time before the closing the Board may decide not to proceed with the Reorganization if, in the judgment of the Board, termination of the Reorganization would not have a material adverse effect on the shareholders of the Diversified Fund or the Core Fund.  At any time prior to or after approval of the Reorganization by the Diversified Fund’s shareholders, with Board approval, the President of the Trust may by written agreement amend any provision of the Reorganization Agreement, including substantive as well as ministerial changes, without the approval of shareholders, so long as such approval is not required by law and any such amendment will not have a material adverse effect on the benefits intended under the Reorganization Agreement to the shareholders of the Diversified Fund or the Core Fund.  Similarly, any of the terms or conditions of the Reorganization Agreement may be waived by the Board if, in its judgment such action or waiver will not have a material adverse effect on the benefits intended under the Reorganization Agreement to the shareholders of the Diversified Fund or the Core Fund.  In approving any such amendment, granting any such waiver or terminating the Reorganization, the Board will be subject to its fiduciary duties to, and will consider the best interests of, the Funds’ shareholders.

Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to be a taxable transaction.  When shareholders of the Diversified Fund become shareholders of the Core Fund pursuant to the Reorganization, each shareholder is expected to recognize a gain or loss for federal income tax purposes.  The amount of such gain or loss recognized by a Diversified Fund shareholder is expected to equal the difference between (a) the fair market value of the Core Fund shares received by the shareholder in connection with the Reorganization plus any cash received by the shareholder in certain distributions made in advance of the Reorganization and (b) the tax basis of the Diversified Fund shares surrendered in exchange therefor.  Such gain or loss will be a capital gain or loss to the extent that the shareholder in question held the Diversified Fund shares as a capital asset.  For noncorporate taxpayers, the applicable tax rate on such capital gain or loss will generally depend on the shareholder’s holding period of the Diversified Fund shares.

The Diversified Fund will, when it reduces its assets to cash, recognize gain or loss to the extent of any appreciation or depreciation inherent in such assets.  As of the date hereof, based on the Diversified Fund’s available capital loss carryforwards and current realized and unrealized gains, it is estimated that there will not be net capital gains to distribute to shareholders of the Diversified Fund in connection with the Reorganization.  As of the date hereof, the Diversified Fund may have an ordinary income distribution of approximately $19,300, which is approximately $0.006 per share.  Conditions, such as a change in ownership or results from holding and/or liquidating the Diversified Fund assets prior to the reorganization, could limit the Diversified Fund’s ability to offset capital losses with current period capital gain and hence create a distribution requirement.

Immediately prior to the Reorganization, the Diversified Fund will pay a dividend or dividends that, together with previous dividends, will exhaust all of the Diversified Fund’s investment company taxable income for taxable years ending on or prior to the effective time of the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the effective time, including any net gains recognized when the Diversified Fund reduces its assets to cash (after reduction for any available capital loss carryforward, if any).  The proceeds from any such distribution will be automatically reinvested in shares of the Core Fund, unless the shareholders have previously elected to receive payment for dividends and capital gains in cash.  For tax purposes, the Diversified Fund intends to report any such dividends as distributions in liquidation of Diversified Fund shares.  Such distributions generally are not taxable to a shareholder, except to the extent the distributions received by a shareholder exceed the shareholder’s basis in his or her shares.  Any such distributions received by a shareholder in excess of the shareholder’s basis are generally treated as a gain on the sale or exchange of shares.

The Funds intend to treat the Reorganization as a taxable liquidation of the Diversified Fund in which each shareholder will recognize gain or loss equal to the difference between the value of the Core Fund shares received, and the shareholder’s basis in his or her Diversified Fund shares, and following which each Diversified Fund shareholder will have a basis in the combined Fund shares equal to the fair market value of those shares at the time of the Reorganization and a holding period that begins on the date of the Reorganization.  The gain or loss that a Diversified Fund shareholder recognizes on the exchange of his or her Diversified Fund shares for Core Fund shares will be long-term capital gain if the Diversified Fund shares were held for longer than one year and otherwise will be short-term capital gain.  After the Reorganization, the combined Fund will not be able to offset its capital gains with any capital loss carryforwards of the Diversified Fund or any capital losses recognized when the Diversified Fund reduces its assets to cash.  It is expected that approximately $8,240,000 of the Diversified Fund’s capital loss carryforwards will be eliminated as a result of the Reorganization, although a regulated investment company’s ability to use capital losses to offset gains also depends on other factors, such as the future realization of capital gains or losses.

The Funds have not obtained a ruling with respect to the tax treatment of the Reorganization, and the Internal Revenue Service might disagree with the Funds’ tax treatment of the Reorganization.  If the Internal Revenue Service were to treat the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), rather than as a liquidation, then the Funds and the Diversified Fund shareholders generally would not be subject to the treatment described above.  In such a case, Diversified Fund shareholders would not recognize gain or loss on the Reorganization, and distributions declared prior to the Reorganization would generally be taxable as ordinary dividends, qualified dividend income, and capital gain dividends, depending on the composition of the Fund’s income.  Moreover, each Diversified Fund shareholder would generally have a basis in the shares in the combined Fund equal to the shareholder’s basis in the Diversified Fund shares exchanged therefor, and each Diversified Fund shareholder’s holding period in the combined Fund shares would include the period during which the shareholder held the Diversified Fund shares.

This discussion assumes that a shareholder holds the shares of the Diversified Fund as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment).  This discussion does not address all aspects of federal income tax that may be relevant to the shareholder in light of its particular circumstances, or that may apply to a shareholder that is subject to special treatment under the federal income tax laws (including, for example, insurance companies, dealers in securities or foreign currencies, traders in securities who elect the mark-to market method of accounting for their securities, holders subject to the alternative minimum tax, persons that have a functional currency other than the U.S. dollar, tax-exempt organizations, financial institutions, regulated investment companies, partnerships or other pass-through entities for federal income tax purposes, controlled foreign corporations, passive foreign investment companies, certain persons subject to the rules applicable to expatriates, corporations that accumulate earnings to avoid federal income tax, and shareholders who hold shares through a tax-qualified employee benefit plan or retirement account).  In addition, this discussion does not address any tax considerations under state, local or foreign tax laws, or federal laws other than those pertaining to the federal income tax that may apply to shareholders.  Each shareholder should consult his or her own tax adviser regarding the tax consequences of the Reorganization.

How Will the Capitalization of the New Fund Compare with the Corresponding Existing Funds?

The following table sets forth as of August 31, 2013:  (i) the capitalization of each Fund and (ii) the pro forma capitalization of the Core Fund, as adjusted to give effect to the Reorganization.

Diversified Fund	Class N Shares	Institutional Class Shares	Total of All Class Shares
Aggregate Net Assets	$2,873,570	$45,119,099	$47,992,669
Shares Outstanding	182,311	2,869,964	3,052,275
Net Asset Value Per Share	$15.76	$15.72	$15.72

Core Fund	Class N Shares	Institutional Class Shares	Servicing Class Shares	Total of All Class Shares
Aggregate Net Assets	$62,585,278	$117	$64,024,211	$126,609,606
Shares Outstanding	5,409,319	10	5,526,452	10,935,781
Net Asset Value Per Share	$11.57	$11.63†	$11.59	$11.58

Combined Pro forma Core Fund	Class N Shares	Institutional Class Shares	Servicing Class Shares	Total of All Class Shares
Aggregate Net Assets	$65,458,848	$45,119,216	$64,024,211	$174,602,275
Shares Outstanding	5,657,683	3,879,554	5,526,452	15,063,689
Net Asset Value Per Share	$11.57	$11.63	$11.59	$11.59

†	Net assets divided by shares do not calculate to the stated net asset value per share because net assets amount is shown rounded.

Description of the Securities to be Issued

The Trust is registered with the SEC as an open-end management investment company and its Trustees are authorized to issue an unlimited number of shares of beneficial interest in each separate series, including the Core Fund. Shares of each series of the Trust represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights.  All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

VOTING AND MEETING PROCEDURES

How to Vote

This proxy is being solicited by the Board of Trustees of the Trust.  You can vote by mail or in person at the Meeting.

To vote by mail, sign and send us the enclosed Proxy voting card in the postage paid return envelope provided.  If you vote by Proxy, you can revoke your Proxy by notifying the Secretary of the Trust in writing, or by returning a Proxy with a later date.  You also can revoke a Proxy by voting in person at the Meeting.  Even if you plan to attend the Meeting and vote in person, please return the enclosed Proxy card.  This will help us ensure that an adequate number of shares are present at the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REORGANIZATION.

Proxy Solicitation

In addition to the solicitation of proxies by mail, officers and employees of the Trust and CNR, without additional compensation, may solicit proxies in person or by telephone.  CNR will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for the costs of forwarding soliciting materials to beneficial owners of shares entitled to vote at the Meeting.

Quorum Requirements

The presence in person or by proxy of one third of the outstanding shares of the Diversified Fund entitled to vote will constitute a quorum for the Meeting.  If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting for any other reason, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies.  The Fund will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote, and the broker or nominee does not have discretionary voting power on the matter) as shares that are present and entitled to vote for purposes of determining a quorum.  A majority of shares represented at the meeting can adjourn the meeting.  The persons named as proxies will vote “FOR” adjournment with respect to a proposal those proxies which they are entitled to vote in favor of the proposal, and will vote those proxies they are required to vote against the proposal “AGAINST” such an adjournment.  Abstentions and “broker non-votes” will have no effect on the outcome of a vote on adjournment.

Vote Required

Approval of the Reorganization requires the affirmative vote of the lesser of (i) 67% or more of the Diversified Fund shares present or represented at the meeting, if shareholders of more than 50% of all shares of the Diversified Fund are present or represented by proxy, or (ii) more than 50% of all shares of the Diversified Fund.

The Fund will count the number of votes cast “for” approval of the Reorganization to determine whether sufficient affirmative votes have been cast.  Assuming the presence of a quorum, abstentions and broker non-votes have the effect of negative votes.

If the shareholders of the Diversified Fund do not approve the Reorganization or the Reorganization is not completed for any other reason, the Diversified Fund will continue its current form of operation until the Board determines what further action, if any, to recommend to the shareholders of the Fund.

Shareholders Entitled to Vote

Shareholders of the Funds at the close of business on November 11, 2013 will be entitled to be present and vote at the Meeting.  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.  As of that date, XXX shares of the Diversified Fund (XXX Class N shares and XXX Institutional Class shares) were outstanding.

As of October 31, 2013, National Financial Services LLC may be deemed to control the Diversified Fund by virtue of owning 85.46% of the outstanding shares of the Diversified Fund.  As of that date, National Financial Services, FEBO LLC on behalf of City National Bank (“CNB”), which is affiliated with CNR, owned of record 48.11% of the outstanding shares of the Core Fund.  CNB is a national banking association located at 400 North Roxbury Drive, Beverly Hills, California 90210 and is a wholly-owned subsidiary of City National Corporation.  These control relationships will continue to exist until such time as each of the above-described share ownerships represents 25% or less of the outstanding shares of the respective Fund.  Through the exercise of voting rights with respect to shares of the Fund, the controlling person set forth above may be able to determine the outcome of shareholder voting on matters for which approval of shareholders is required.

The following table shows, to the knowledge of management of the Trust, the percentage of the total shares of each class of the Diversified Fund and the Core Fund owned of record at the close of business of October 31, 2013 by persons owning of record more than 5% of the outstanding shares of the respective class.  The table also shows each such shareholder’s estimated percentage ownership of the same class of the combined Core Fund, as adjusted to give effect to the Reorganization, based on such shareholder’s present holdings .

Diversified Fund Shareholder	Class	Percentage of Outstanding Shares in Class	Percentage of Outstanding Shares in Class of Combined Fund
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, NY 10281-1003	I	87.67%	87.67%
Wells Fargo Bank NA FBO Dearborn County P.O. Box 1533 Minneapolis, MN 55480	I	12.33%	12.33%
National Financial Services LLC	N	49.46%	1.51%
William Greene & Nancy Greene JTWROS	N	12.05%	0.77%

Core Fund Shareholder	Class	Percentage of Outstanding Shares in Class	Percentage of Outstanding Shares in Class of Combined Fund
SEI Corporation C/O SEI Escrow PO Box 110 Oaks, PA 19456-1100	I	100%	0%
Genworth Financial Trust Company	N	6.07%	5.89%

The Trustees and officers of the Trust as a group owned beneficially less than 1% of each of the Diversified Fund’s and the Core Fund’s outstanding shares as of October 31, 2013.

GENERAL INFORMATION

The persons named in the accompanying Proxy will vote in each case as directed in the Proxy, but in the event an executed Proxy without instructions is received by the Trust, they intend to vote FOR the proposed Reorganization and may vote in their discretion with respect to other matters that may be presented to the Meeting.

Litigation

Neither the Diversified Fund nor the Core Fund is involved in any litigation or proceeding that management believes is  likely to have any material adverse financial effect upon the ability of CNR to provide investment advisory services or any material adverse effect upon either the Diversified Fund or the Core Fund.

Other Matters to Come Before the Meeting

Management of the Trust does not know of any matters to be presented at the Meeting other than those described in this Prospectus/Proxy Statement.  If other business should properly come before the Meeting, the Proxy holders will vote on them in accordance with their best judgment.

Shareholder Proposals

The Meeting is a special meeting of shareholders of the Diversified Fund.  The Trust is not required, nor does it intend, to hold regular annual meetings of the Fund’s shareholders.  If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Secretary of the Trust.  Any proposal to be considered for submission to shareholders must comply with applicable federal and state laws.

FINANCIAL HIGHLIGHTS AND FINANCIAL STATEMENTS

The audited annual financial statements and financial highlights of the Diversified Fund for the year ended September 30, 2012 are incorporated by reference into the Statement of Additional Information to this Combined Prospectus and Proxy Statement.  The audited annual financial statements and financial highlights of the Diversified Fund have been audited by KPMG LLP, independent registered public accountants, to the extent indicated in their report thereon, and have been incorporated by reference in reliance upon such report given upon the authority of such firm as an expert in accounting and auditing.  The unaudited financial statements and financial highlights of the Diversified Fund and the Core Fund for the period ended March 31, 2013 are also incorporated by reference. The Core Fund’s semi-annual report for the period ended March 31, 2013 accompanies this Combined Prospectus and Proxy Statement.

INFORMATION FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION

Additional information about the Diversified Fund and the Core Fund is included in their Prospectuses and Statement of Additional Information dated January 28, 2013, as supplemented, which are incorporated by reference herein.  The Commission file numbers for the Trust’s registration statement containing the current Prospectuses and Statement of Additional Information for the Funds, dated January 28, 2013, are Registration No. 811-07923 and Registration No. 333-16093.  Additional information about the Funds may also be obtained from the Trust’s Annual Report for the fiscal year ended September 30, 2012, which has been filed with the SEC.  Copies of the Prospectus, Statement of Additional Information, and Annual Report for the Funds may be obtained without charge by writing to the Funds at 400 North Roxbury Drive, Beverly Hills, California, 90210, by calling the Funds at 1-888-889-0799, or on the Funds’ website, www.citynationalrochdalefunds.com.  The Funds are subject to certain informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance with such requirements file reports, proxy statements, and other information with the SEC.  Once available, these materials may be inspected and copied:

•           At the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549;

•           At the SEC's Regional Offices at 233 Broadway, New York, New York, 10279, and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604;

•           By e-mail request to publicinfo@sec.gov (for a duplicating fee); and

•           On the SEC’s EDGAR database on the SEC’s Internet Web site at http://www.sec.gov.

*****

SHAREHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (this “Agreement”) is made as of this [ ] day of November, by and among City National Rochdale Funds, a Delaware statutory trust (the “Trust”), on behalf of the City National Rochdale U.S. Core Equity Fund, a separate series thereof (the “Core Fund”), the Trust, on behalf of the City National Rochdale Diversified Equity Fund, a separate series thereof (the “Diversified Fund”), and, solely for purposes of Section 4.4, City National Rochdale, LLC (“CNR”).

WHEREAS, the parties wish to effect a reorganization (the “Reorganization”) which will consist of the transfer of all of the assets of the Diversified Fund to the Core Fund in exchange for the assumption by the Core Fund of all of the liabilities of the Diversified Fund and the issuance by the Core Fund of the number of shares of the Core Fund (the “Shares”) described in Section 1.1, and the distribution of the Shares by the Diversified Fund to its shareholders in complete liquidation and dissolution of the Diversified Fund, all as more fully set forth in this Agreement.

WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined that the Reorganization is in the best interests of the shareholders of the Diversified Fund and the Core Fund, respectively, and that their interests would not be diluted as a result of the transactions contemplated thereby.

NOW THEREFORE, in consideration of the agreements contained in this Agreement, the parties agree as follows;

Article 1
Transfer of Assets and Liabilities

1.1     Transfer of Assets and Liabilities.  Subject to the terms and conditions set forth herein, on the Closing Date (as hereafter defined) the Diversified Fund shall transfer all of its assets to the Core Fund.  In exchange therefor, the Core Fund shall assume all of the liabilities of the Diversified Fund and deliver to the Diversified Fund a number of Class N and Institutional Class Shares which is equal to (i) the aggregate net asset value attributable to each such Class of shares of the Diversified Fund at the close of business on the business day preceding the Closing Date, divided by (ii) the net asset value per share of such Class of shares of the Core Fund outstanding at the close of business on the business day preceding the Closing Date.

1.2     Liquidation of Diversified Fund.  Subject to the terms and conditions set forth herein, on the Closing Date the Diversified Fund shall liquidate and shall distribute pro rata to each Class of its shareholders of record in proportion to their respective numbers of shares of each Class held by such shareholders, determined as of the close of business on the business day preceding the Closing Date, the same Class of Shares received by the Diversified Fund pursuant to Section 1.1.

1.3     No Issuance of Share Certificates. The Diversified Fund shall accomplish the liquidation and distribution provided for herein by opening accounts on the books of the Core Fund in the names of its shareholders and transferring to its shareholders the Shares credited to the account of the Diversified Fund on the books of the Core Fund.  No certificates evidencing Shares shall be issued.

1.4     Time and Date of Valuation.  The number of Shares to be issued by the Core Fund to the Diversified Fund shall be computed as of 4:00 p.m. (Eastern time) on the business day preceding the Closing Date in accordance with the regular practices of the Diversified Fund, the Core Fund and the Trust.

1.5     Closing Time and Place. The Closing Date shall be December 20, 2013, or such later date as the parties may mutually agree.  All acts taking place on the Closing Date shall be deemed to be taking place simultaneously as of the commencement of business on the Closing Date, unless otherwise provided.  The closing of the Reorganization (the “Closing”) shall be held at 5:00 PM (Eastern Time) at the offices of CNR, 570 Lexington Avenue, New York, New York 10022, or such other time and/or place as the parties may mutually agree.

1.6     Delay of Valuation.  If on the business day preceding the Closing Date (a) the primary trading market for portfolio securities of either party is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading is disrupted so that an accurate appraisal of the value of the net assets of either party and an accurate calculation of the number of shares held by each shareholder is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

1.7     Termination of Diversified Fund.  As promptly as practicable after the Closing, and in any event no later than 12 months following the Closing, the Diversified Fund shall dissolve.

Article 2
Conditions Precedent to the Effectiveness of the Reorganization

The respective obligation of each party to effect the reorganization contemplated by this Agreement is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

2.1     Shareholder Approval. On or prior to the Closing Date, the shareholders of the Diversified Fund shall have approved the transactions contemplated by this Agreement in accordance with the provisions of Delaware law and the 1940 Act.

2.2     No Injunctions or Restraints.  On the Closing Date, no action, suit or other proceeding shall be pending before any court or government agency which seeks to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

2.3     Consents.  All consents of the other party and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party or the Trust.

2.4     Effective Registration Statement.  The Form N-1A Registration Statement of the Trust and the Form N-14 Registration Statement of the Trust with respect to the Shares shall continue to be effective and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.

2.5     Covenants, Representations and Warranties.  Each party shall have performed all of its covenants set forth in Article 4, and its representations and warranties set forth in Article 3 shall be true and correct in all material respects on and as of the Closing Date as if made on such date, and the President of the Trust shall have executed a certificate to such effect.

2.6     Statement of Assets and Liabilities.  The Diversified Fund shall have delivered to the Trust on the Closing Date a statement of its assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, and all of the assets of the Diversified Fund as of the Closing Date shall consist of cash.

Article 3
Representations and Warranties

The parties represent and warrant as follows:

3.1     Structure and Standing.  Each party represents and warrants that it is duly organized as a series of a statutory trust, validly existing and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and conduct its business.

3.2     Power.  Each party  represents and warrants that it has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees of the Trust; this Agreement does not violate, and its performance will not result in violation of, any provision of the Declaration of Trust of the Trust, or any agreement, instrument or other undertaking to which it is a party or by which it is bound; and this Agreement constitutes its valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

3.3     Litigation.  Each party represents and warrants that no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending against it and, to the best of its knowledge, none is threatened against it or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; it knows of no facts which might form the basis for the institution of such proceedings; and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

3.4     Fund Assets.  The Diversified Fund represents and warrants that on the Closing Date the assets received by the Core Fund from the Diversified Fund will be delivered to the Core Fund as provided in Section 1.1 free and clear of all liens, pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Diversified Fund and without any restriction upon the transfer thereof, except for such liabilities assumed as provided in Section 1.1.

3.5     The Shares.  The Core Fund represents and warrants that on the Closing Date (a) the Shares to be delivered to the Diversified Fund as contemplated in this Agreement will be duly authorized, validly issued, fully paid and nonassessable; (b) no shareholder of the Core Fund or any other series of the Trust has any preemptive right to subscription or purchase in respect thereof;  (c) the Diversified Fund will acquire the Shares free and clear of all liens pledges, security interests, charges or other encumbrances of any nature whatsoever created by the Trust and without any restriction on the transfer thereof; and (d) the Shares will be duly qualified for offering to the public in all of the states of the United States in which such qualification is required or an exemption from such requirement shall have been obtained.

3.6     Tax Status and Filings.  Each party represents and warrants that it is treated as a corporation separate from the other series of the Trust under Section 851(g) of the Code; it has satisfied the requirements of Subchapter M of the Code for treatment as a regulated investment company for each taxable year since its formation and has elected to be treated as such; it has filed or furnished all federal, state, and other tax returns and reports required by law to have been filed or furnished, and it has paid or made provision for payment of, so far as due, all federal, state and other taxes, interest and penalties; that no such return is currently being audited; and that no assessment has been asserted with respect to any such returns or reports.

3.7     Accuracy of Information.  Each party represents and warrants that all information furnished by it to the other party for use in any documents which may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete and will comply in all material respects with federal securities and other laws and regulations applicable thereto.

3.8     Acquisition of the Shares.  The Diversified Fund represents and warrants that the Shares it acquires pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, except in accordance with the terms of this Agreement.

3.9     Financial Statements.  Each party represents and warrants that its Statement of Assets and Liabilities as of March 31, 2013 provided to the other party has been prepared in accordance with generally accepted accounting principles consistently applied, and fairly reflects the financial condition of such party as of such date, and there are no known contingent liabilities of such party as of such date not disclosed therein.

3.10     No Adverse Changes.  Each party represents and warrants that since March 31, 2013, there has not been any material adverse change in its financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business except as otherwise disclosed in writing to and accepted by the other party (for the purposes of this paragraph, a decline in net asset value per share of a party shall not constitute a material adverse change).

3.11     Proxy Statement.  Each party represents and warrants that the Combined Proxy Statement and Prospectus contained in the Registration Statement on Form N-14 to be used in connection with the transaction contemplated hereby (only insofar as it relates to such party) will, on its effective date and on the Closing Date, not contain any untrue statement of material fact with respect to such party or omit to state a material fact required to be stated therein with respect to such party or necessary to make the statements therein with respect to such party, in light of the circumstances under which such statements were made, not materially misleading.

3.12     Tax Distribution.  The Diversified Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of the Full Maturity Fund’s investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforwards, for its taxable year ending on the Closing Date.

Article 4
Covenants

4.1     Conduct of Business.  During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, each party shall operate its business in the ordinary course except as contemplated by this Agreement.

4.2     Shareholder Meeting.  The Diversified Fund shall call a special meeting of its shareholders as soon as possible for the purpose of considering the reorganization contemplated by this Agreement.

4.3     Preparation of Combined Prospectus and Proxy Statement.  As soon as reasonably practicable after the execution of this Agreement, the Core Fund shall prepare and file a combined prospectus and proxy statement with respect to the reorganization with the United States Securities and Exchange Commission in form and substance satisfactory to both parties, and shall use its best efforts to provide that the combined prospectus and proxy statement can be distributed to the shareholders of the Diversified Fund as promptly as thereafter as practicable.  As soon a reasonably practicable, the parties shall also prepare and file any other related filings required under applicable state securities laws.

4.4     Fees and Expenses.  Whether or not this Agreement is consummated, CNR shall bear the costs and expenses of the Core Fund and the Diversified Fund incurred in connection with this Agreement and the transactions contemplated hereby; provided, however, that the Diversified Fund shall bear the costs and expenses associated with the liquidation of its investment portfolio.

4.5     Provision of Documents.  Each party agrees that it will, from time to time as and when reasonably requested by the other party, provide or cause to be provided to the other party such information, execute and deliver or cause to be executed and delivered to the other party such documents, and take or cause to be taken such further action, as the other party may deem necessary in order to carry out the intent of this Agreement.

4.6     Diversified Fund Liabilities.  The Diversified Fund will use its best efforts to liquidate its investment portfolio and discharge all of its financial liabilities and obligations prior to the Closing Date.

4.7       Tax Treatment.  The Diversified Fund and the Core Fund hereby adopt this Agreement as a plan of complete liquidation of the Diversified Fund within the meaning of Section 331 of the Code.  The transactions contemplated by this Agreement are intended to effect a taxable liquidation of the Diversified Fund consisting of the reduction of the Diversified Fund’s assets to cash as contemplated by Section 2.6, the discharge by the Diversified Fund of its financial liabilities and obligations pursuant to Section 4.6, the assumption of any remaining liabilities of the Diversified Fund by the Core Fund pursuant to Section 1.1, the distribution of the Shares pursuant to Section 1.2, and the termination of the Diversified Fund pursuant to Section 1.7, all as set forth in this Agreement.  The Trust, on behalf of the Diversified Fund and the Core Fund, agrees to report the tax consequences of the transactions contemplated by this Agreement in conformity with this Section 4.7.

Article 5
Termination, Amendment and Waiver

5.1       Termination.  This Agreement may be terminated by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date, if

(a)	either party shall have breached any material provision of this Agreement; or

(b)	circumstances develop that, in the opinion of such Board, make proceeding with the Reorganization inadvisable; or

(c)	any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

5.2       Effect of Termination.  In the event of any termination pursuant to Section 5.1, there shall be no liability for damage on the part of either party to the other party.

5.3       Amendment.  This Agreement contains the entire agreement of the parties with respect to the Reorganization and may be amended prior to the Closing Date by the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

5.4       Waiver.  At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of the Trust if, in its judgment after consultation with legal counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Diversified Fund or the Core Fund, respectively.

Article 6
General Provisions

6.1       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

6.2       Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

6.3     Recourse.  All persons dealing with the Core Fund or the Diversified Fund must look solely to the property of the Core Fund or the Diversified Fund for the enforcement of any claims against the Core Fund or the Diversified Fund, respectively, as neither the trustees, officers, agents nor shareholders of the Trust, the Core Fund or the Diversified Fund assume any personal liability for obligations entered into on behalf of the Core Fund or the Diversified Fund, respectively.

6.4     Notices.  Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to either party at:

City National Rochdale Funds
400 North Roxbury Drive
Beverly Hills, CA 90210
Attn: Garrett R. D’Alessandro

with a copy to:

Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, CA 90071
Attn: Michael Glazer

*** Signature Page Follows***

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

CITY NATIONAL ROCHDALE FUNDS, on behalf of the City National Rochdale U.S. Core Equity Fund

By:
Garrett R. D’Alessandro
President & Chief Executive Officer

CITY NATIONAL ROCHDALE FUNDS, on behalf of the City National Rochdale Diversified Equity Fund

By:
Garrett R. D’Alessandro
President & Chief Executive Officer

Solely for purposes of Section 4.4

CITY NATIONAL ROCHDALE, LLC

By:

CITY NATIONAL ROCHDALE FUNDS

City National Rochdale U.S. Core Equity Fund

400 North Roxbury Drive
Beverly Hills, California 90210
(Toll free) 1-888-889-0799

Relating to the Acquisition of the Assets and Liabilities of

City National Rochdale Diversified Equity Fund

STATEMENT OF ADDITIONAL INFORMATION

__________, 2013

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement dated ____________, 2013 (the “Prospectus/Proxy Statement”), which relates to the shares of the City National Rochdale U.S. Core Equity Fund (the “Core Fund”), a separate series of the City National Rochdale Funds (the “Trust”), to be issued in exchange for shares of the City National Rochdale Diversified Equity Fund (the “Diversified Fund” and, together with the Core Fund, the “Funds”), also a separate series of the Trust.  At a Special Meeting of Shareholders of the Trust to be held on December 20, 2013 at 10:00 a.m. Pacific Time, shareholders of the Diversified Fund will be asked to approve the reorganization of the Diversified Fund into the Core Fund, as described in the Prospectus/Proxy Statement (the “Reorganization”).

          Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

          To obtain a copy of the Prospectus/Proxy Statement, free of charge, please write to the Trust at the address shown above or call the number shown above.

          This Statement of Additional Information consists of this cover page and the documents listed below, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.

DOCUMENTS INCORPORATED BY REFERENCE

1.
The Funds’ Statement of Additional Information, dated January 28, 2013, as supplemented September 10, 2013 (File No. 333-16093), as filed with the SEC on September 10, 2013 (Accession No. 0001398344-13-004353) is incorporated herein by reference.

2.
The Diversified Fund’s Annual Report for the year ended September 30, 2012 (File No. 811-07923), as filed with the SEC on December 7, 2012 (Accession No. 0001398344-12-003779) is incorporated herein by reference.  The Core Fund commenced operations on December 3, 2012 and, therefore, did not have any financial information to report for the fiscal year ended September 30, 2012.

3.
The Funds’ Semi-Annual Report for the fiscal period ended March 31, 2013 (File No. 811-07923), as filed with the SEC on June 10, 2013 (Accession No. 0001398344-13-002827) is incorporated herein by reference.

Pro forma financial statements reflecting the consummation of the Reorganization are included below.

Please retain this Statement of Additional Information for further reference.

Pro Forma Schedule of Investments (Unaudited)
City National Rochdale
U.S. Core Equity Fund and Diversified Equity Fund
March 31, 2013

	City National Rochdale		City National Rochdale
	U.S. Core Equity Fund		Diversified Equity Fund1		Proforma Combined

	Shares	Value (000)	Shares	Value (000)	Shares	Value (000)

Common Stock - 98.3%

Aerospace & Defense - 2.2%
Boeing	-	$-	582	$50	582	$50
General Dynamics	-	-	284	20	284	20
Honeywell International	-	-	670	51	670	51
L-3 Communications Holdings, Cl 3	-	-	77	6	77	6
Lockheed Martin	-	-	229	22	229	22
Northrop Grumman	-	-	203	14	203	14
Precision Castparts	-	-	945	179	945	179
Raytheon	-	-	278	16	278	16
Rockwell Collins	-	-	117	8	117	8
Textron	45,000	1,342	232	7	45,232	1,349
United Technologies	17,900	1,672	721	67	18,621	1,739

Total Aerospace & Defense		3,014		440		3,454

Air Freight & Logistics - 0.1%
CH Robinson Worldwide	-	-	138	8	138	8
Expeditors International of Washington	-	-	176	6	176	6
FedEx	-	-	250	25	250	25
United Parcel Service, Cl B	-	-	611	52	611	52

Total Air Freight & Logistics		-		91		91

Airlines - 0.0%
Southwest Airlines	-	-	622	8	622	8

Auto Components - 1.2%
BorgWarner	-	-	99	8	99	8
Delphi Automotive	-	-	251	11	251	11
Goodyear Tire & Rubber*	-	-	210	3	210	3
Johnson Controls	-	-	16,885	592	16,885	592
Magna International	20,900	1,227	-	-	20,900	1,227

Total Auto Components		1,227		614		1,841

Automotive - 0.3%
Ford Motor	-	-	38,851	511	38,851	511
Harley-Davidson	-	-	193	10	193	10

Total Automotive		-		521		521

Biotechnology - 4.8%
Alexion Pharmaceuticals*	-	-	167	15	167	15
Amgen	16,600	1,702	640	66	17,240	1,768
Biogen Idec*	-	-	1,352	261	1,352	261
Celgene*	24,500	2,840	358	42	24,858	2,882
Gilead Sciences*	45,600	2,231	5,741	281	51,341	2,512

Total Biotechnology		6,773		665		7,438

Building Products - 0.4%
Masco	-	-	305	6	305	6
Owens Corning*	-	-	13,700	540	13,700	540

Total Building Products		-		546		546

Capital Markets - 1.0%
Affiliated Managers Group*	7,500	1,152	1,230	189	8,730	1,341
Ameriprise Financial	-	-	174	13	174	13
Bank of New York Mellon	-	-	994	28	994	28
BlackRock, Cl A	-	-	107	27	107	27
Charles Schwab	-	-	939	17	939	17
E*Trade Financial*	-	-	244	3	244	3
Franklin Resources	-	-	118	18	118	18
Goldman Sachs Group	-	-	374	55	374	55
Invesco	-	-	377	11	377	11

1)	The City National Rochdale Diversified Equity Fund will liquidate its assets to cash prior to the reorganization of the Fund into the City National Rochdale U.S. Core Equity Fund.

Legg Mason	-	-	98	3	98	3
Morgan Stanley	-	-	1,173	26	1,173	26
Northern Trust*	-	-	186	10	186	10
State Street	-	-	390	23	390	23
T Rowe Price Group	-	-	221	16	221	16

Total Capital Markets		1,152		439		1,591

Chemicals - 2.0%
Air Products & Chemicals	-	-	177	16	177	16
Airgas	-	-	58	6	58	6
CF Industries Holdings	-	-	54	10	54	10
Dow Chemical	-	-	1,029	33	1,029	33
Eastman Chemical	-	-	132	9	132	9
Ecolab	-	-	227	18	227	18
EI du Pont de Nemours	-	-	798	39	798	39
FMC	-	-	118	7	118	7
International Flavors & Fragrances	-	-	70	5	70	5
LyondellBasell Industries, Cl A	-	-	5,424	343	5,424	343
Methanex	-	-	1,980	81	1,980	81
Monsanto	-	-	3,018	319	3,018	319
Mosaic	28,800	1,717	236	14	29,036	1,731
Potash Corp of Saskatchewan	-	-	9,900	389	9,900	389
PPG Industries	-	-	122	16	122	16
Praxair	-	-	253	28	253	28
Sherwin-Williams	-	-	73	12	73	12
Sigma-Aldrich	-	-	103	8	103	8

Total Chemicals		1,717		1,353		3,070

Commercial Banks - 4.0%
BB&T	-	-	20,498	643	20,498	643
CIT Group*	-	-	12,500	544	12,500	544
Comerica	-	-	160	6	160	6
Fifth Third Bancorp	-	-	748	12	748	12
First Horizon National	-	-	208	2	208	2
Huntington Bancshares*	-	-	719	5	719	5
KeyCorp*	-	-	789	8	789	8
M&T Bank	12,300	1,269	104	11	12,404	1,280
PNC Financial Services Group	-	-	452	30	452	30
Regions Financial	-	-	1,208	10	1,208	10
SunTrust Banks*	-	-	461	13	461	13
US Bancorp	45,500	1,544	1,592	54	47,092	1,598
Wells Fargo*	51,400	1,901	4,189	155	55,589	2,056
Zions Bancorporation	-	-	157	4	157	4

Total Commercial Banks		4,714		1,497		6,211

Commercial Services & Supplies - 0.4%
ADT	-	-	4,473	219	4,473	219
Cintas	-	-	90	4	90	4
Iron Mountain	-	-	143	5	143	5
Pitney Bowes	-	-	172	3	172	3
Republic Services, Cl A	-	-	254	8	254	8
Stericycle*	-	-	74	8	74	8
Tyco International	-	-	12,548	402	12,548	402
Waste Management	-	-	374	15	374	15

Total Commercial Services & Supplies		-		664		664

Communications Equipment - 3.1%
Aruba Networks	-	-	7,390	183	7,390	183
Cisco Systems	-	-	38,756	810	38,756	810
F5 Networks*	-	-	927	83	927	83
Harris	-	-	96	4	96	4
JDS Uniphase	-	-	201	3	201	3
Motorola Solutions	-	-	236	15	236	15
Palo Alto Networks*	-	-	1,690	96	1,690	96
Juniper Networks*	-	-	10,391	193	10,391	193
Qualcomm	45,800	3,066	6,558	439	52,358	3,505

Total Communications Equipment		3,066		1,826		4,892

Computers & Peripherals - 5.1%
Apple	9,900	4,382	2,811	1,244	12,711	5,626

Dell	-	-	1,248	18	1,248	18
EMC*	69,200	1,653	7,428	178	76,628	1,831
Fusion-io*	-	-	7,340	120	7,340	120
Hewlett-Packard*	-	-	1,669	40	1,669	40
NetApp*	-	-	308	11	308	11
SanDisk	-	-	207	12	207	12
Seagate Technology	-	-	273	10	273	10
Stratasys*	-	-	2,830	210	2,830	210
Western Digital	-	-	185	9	185	9

Total Computers & Peripherals		6,035		1,852		7,887

Construction & Engineering - 2.0%
Chicago Bridge & Iron	24,000	1,490	-	-	24,000	1,490
Fluor	-	-	139	9	139	9
Jacobs Engineering Group*	-	-	111	6	111	6
Quanta Services*	57,300	1,638	182	5	57,482	1,643

Total Construction & Engineering		3,128		20		3,148

Construction Materials - 0.0%
Vulcan Materials	-	-	111	6	111	6

Consumer Finance - 1.9%
American Express	30,900	2,084	5,721	386	36,621	2,470
Capital One Financial	-	-	8,198	450	8,198	450
Discover Financial Services	-	-	423	19	423	19
SLM	-	-	387	8	387	8

Total Food & Staples Retailing		2,084		863		2,947

Containers & Packaging - 0.4%
Avery Dennison	-	-	86	4	86	4
Ball	-	-	128	6	128	6
Bemis	-	-	88	3	88	3
MeadWestvaco	-	-	150	5	150	5
Owens-Illinois*	-	-	140	4	140	4
Sealed Air	-	-	23,966	578	23,966	578

Total Containers & Packaging		-		600		600

Distributors - 0.0%
Genuine Parts	-	-	132	10	132	10

Diversified Consumer Services - 0.0%
H&R Block	-	-	232	7	232	7

Diversified Financial Services - 4.0%
Bank of America	-	-	45,546	555	45,546	555
Berkshire Hathaway, Cl B	-	-	7,881	821	7,881	821
Citigroup	45,200	2,000	6,677	295	51,877	2,295
CME Group, Cl A	-	-	262	16	262	16
IntercontinentalExchange	-	-	62	10	62	10
JPMorgan Chase	47,600	2,259	3,270	155	50,870	2,414
Leucadia National	-	-	251	7	251	7
McGraw-Hill	-	-	240	12	240	12
Moody's	-	-	166	9	166	9
Nasdaq Stock Market	-	-	101	3	101	3
NYSE Euronext	-	-	208	8	208	8

Total Diversified Financial Services		4,259		1,891		6,150

Diversified Telecommunication Services - 2.4%
AT&T	42,200	1,548	10,692	392	52,892	1,940
CenturyLink	-	-	535	19	535	19
Frontier Communications	-	-	853	3	853	3
Windstream	-	-	505	4	505	4
Verizon Communications	33,500	1,647	2,442	120	35,942	1,767

Total Diversified Financial Services		3,195		538		3,733

Electric Utilities - 1.5%
American Electric Power	33,900	1,649	415	20	34,315	1,669
Duke Energy	-	-	602	44	602	44
Edison International	-	-	278	14	278	14
Entergy	-	-	152	9	152	9

Exelon	-	-	731	25	731	25
FirstEnergy	-	-	357	15	357	15
NextEra Energy	-	-	362	28	362	28
Northeast Utilities	-	-	10,269	446	10,269	446
Pepco Holdings	-	-	197	4	197	4
Pinnacle West Capital	-	-	94	6	94	6
PPL	-	-	498	16	498	16
Southern	-	-	743	35	743	35
Xcel Energy	-	-	417	12	417	12

Total Electrical Services		1,649		674		2,323

Electrical Equipment - 0.2%
AMETEK	-	-	5,185	225	5,185	225
Eaton	-	-	403	25	403	25
Emerson Electric	-	-	617	34	617	34
First Solar*	-	-	51	1	51	1
Rockwell Automation	-	-	119	10	119	10
Roper Industries	-	-	84	11	84	11

Total Electrical Equipment		-		306		306

Electronic Equipment, Instruments & Components - 0.7%
Amphenol, Cl A	-	-	136	10	136	10
Arrow Electronics*	-	-	15,500	630	15,500	630
Corning	-	-	35,558	474	35,558	474
FLIR Systems	-	-	124	3	124	3
Jabil Circuit	-	-	157	3	157	3
Molex	-	-	118	3	118	3
TE Connectivity	-	-	359	15	359	15

Total Electronic Equipment, Instruments & Components		-		1138		1,138

Energy Equipment & Services - 4.8%
Baker Hughes	-	-	378	17	378	17
Cameron International*	26,400	1,721	212	14	26,612	1,735
Diamond Offshore Drilling	-	-	59	4	59	4
Ensco, Cl A	-	-	199	12	199	12
FMC Technologies*	-	-	203	11	203	11
Halliburton	-	-	796	32	796	32
Helmerich & Payne	-	-	91	5	91	5
Nabors Industries	-	-	249	4	249	4
National Oilwell Varco	33,500	2,370	365	26	33,865	2,396
Noble	-	-	6,116	233	6,116	233
Rowan, Cl A	-	-	106	4	106	4
Schlumberger	30,800	2,307	4,555	341	35,355	2,648
Transocean*	-	-	5,900	307	5,900	307

Total Energy Equipment & Services		6,398		1,010		7,408

Food & Staples Retailing - 3.8%
Casey's General Stores	23,800	1,388	-	-	23,800	1,388
Costco Wholesale	17,600	1,867	372	39	17,972	1,906
CVS	40,600	2,233	1,052	58	41,652	2,291
Kroger	-	-	443	15	443	15
SYSCO	-	-	501	18	501	18
Walgreen	-	-	735	35	735	35
Wal-Mart Stores	-	-	1,429	107	1,429	107
Whole Foods Market	-	-	1,317	114	1,317	114

Total Food & Staples Retailing		5,488		386		5,874

Food Products - 1.8%
Archer-Daniels-Midland	-	-	563	19	563	19
Campbell Soup	-	-	153	7	153	7
ConAgra Foods	32,700	1,171	354	13	33,054	1,184
Dean Foods*	78,400	1,421	159	3	78,559	1,424
Hershey	-	-	128	11	128	11
HJ Heinz	-	-	274	20	274	20
Hormel Foods	-	-	115	5	115	5
JM Smucker	-	-	92	9	92	9
Kraft Foods Group	-	-	506	26	506	26
McCormick	-	-	113	8	113	8
Mead Johnson Nutrition, Cl A	-	-	173	13	173	13

Mondelez International, Cl A	-	-	1,520	47	1,520	47
Tyson Foods, Cl A	-	-	242	6	242	6

Total Food Products		2,592		187		2,779

Food, Beverage & Tobacco - 0.7%
Beam	-	-	137	9	137	9
Brown-Forman, Cl B	-	-	130	9	130	9
Coca-Cola	-	-	3,275	133	3,275	133
Coca-Cola Enterprises	-	-	224	8	224	8
Constellation Brands, Cl A*	-	-	130	6	130	6
Crimson Wine Group	-	-	-	-	-	-
Dr Pepper Snapple Group	-	-	174	8	174	8
General Mills	-	-	552	27	552	27
Kellogg Company	-	-	213	14	213	14
Molson Coors Brewing, Cl B	-	-	133	7	133	7
Monster Beverage*	-	-	123	6	123	6
PepsiCo	-	-	9,927	785	9,927	785
Safeway	-	-	205	5	205	5

Total Food, Beverage & Tobacco		-		1,017		1,017

Gas Utilities - 0.0%
AGL Resources	-	-	101	4	101	4
ONEOK	-	-	175	9	175	9

Total Gas Utilities		-		13		13

Health Care Equipment & Supplies - 3.5%
Baxter International	22,000	1,598	6,166	448	28,166	2,046
Bard (C.R.)	-	-	65	6	65	6
Abbott Laboratories	-	-	8,462	299	8,462	299
Zimmer Holdings	-	-	145	11	145	11
St. Jude Medical	-	-	242	10	242	10
Stryker	-	-	247	16	247	16
Varian Medical Systems	-	-	93	7	93	7
Intuitive Surgical*	-	-	204	100	204	100
Becton Dickinson	-	-	166	16	166	16
Boston Scientific*	-	-	1,160	9	1,160	9
Medtronic	-	-	864	41	864	41
CareFusion*	-	-	12,932	452	12,932	452
DENTSPLY International	-	-	122	5	122	5
Edwards Lifesciences*	-	-	97	8	97	8
Covidien	24,700	1,676	9,953	675	34,653	2,351

Total Health Care Equipment & Supplies		3,274		2,103		5,377

Health Care Providers & Services - 2.5%
Tenet Healthcare*	-	-	89	4	89	4
AmerisourceBergen, Cl A	-	-	197	10	197	10
Cardinal Health	-	-	291	12	291	12
Catamaran*	-	-	2,850	151	2,850	151
HCA Holdings	-	-	4,750	193	4,750	193
Laboratory Corp of America Holdings*	-	-	6,980	630	6,980	630
Patterson	-	-	11,071	421	11,071	421
Quest Diagnostics	-	-	135	8	135	8
WellPoint	-	-	260	17	260	17
DaVita*	-	-	72	9	72	9
Express Scripts Holding	-	-	699	40	699	40
Cigna	-	-	244	15	244	15
Humana	-	-	135	9	135	9
McKesson	-	-	5,961	644	5,961	644
Aetna	-	-	280	14	280	14
UnitedHealth Group	27,600	1,579	876	50	28,476	1,629

Total Health Care Providers & Services		1,579		2227		3,806

Health Care Technology - 0.1%
Cerner*	-	-	1,335	126	1,335	126

Hotels, Restaurants & Leisure - 2.2%
Carnival	-	-	380	13	380	13
Chipotle Mexican Grill, Cl A*	-	-	27	9	27	9
Darden Restaurants	-	-	111	6	111	6
International Game Technology	-	-	226	4	226	4

Las Vegas Sands	-	-	3,160	178	3,160	178
Marriott International, Cl A	-	-	208	9	208	9
McDonald's	-	-	857	85	857	85
Starbucks	24,700	1,407	5,030	286	29,730	1,693
Starwood Hotels & Resorts Worldwide	-	-	3,466	221	3,466	221
Wyndham Worldwide	-	-	117	8	117	8
Wynn Resorts	-	-	68	8	68	8
Yum! Brands	16,600	1,194	385	28	16,985	1,222

Total Hotels, Restaurants & Leisure		2,601		855		3,456

Household Durables - 0.2%
DR Horton	-	-	239	6	239	6
Garmin	-	-	94	3	94	3
Harman International Industries	-	-	58	3	58	3
Leggett & Platt	-	-	122	4	122	4
Lennar, Cl A	-	-	7,111	295	7,111	295
Newell Rubbermaid	-	-	245	6	245	6
PulteGroup	-	-	291	6	291	6
Whirlpool	-	-	67	8	67	8

Total Household Durables		-		331		331

Household Products - 0.4%
Clorox	-	-	112	10	112	10
Colgate-Palmolive	-	-	3,366	397	3,366	397
Kimberly-Clark	-	-	331	32	331	32
Procter & Gamble	-	-	2,334	180	2,334	180

Total Household Products		-		619		619

Independent Power Producers & Energy Trader [0.0%]
AES	-	-	529	7	529	7
NRG Energy	-	-	276	7	276	7

Total Independent Power Producers & Energy Trader		-		14		14

Industrial Conglomerates - 1.6%
3M	-	-	542	57	542	57
Danaher	36,300	2,256	495	31	36,795	2,287
General Electric	-	-	8,885	205	8,885	205

Total Industrial Conglomerates		2,256		293		2,549

Insurance - 5.2%
ACE	14,800	1,317	290	26	15,090	1,343
Aflac	-	-	400	21	400	21
Allstate	-	-	408	20	408	20
American International Group*	-	-	18,261	709	18,261	709
Aon	-	-	266	16	266	16
Assurant	-	-	67	3	67	3
Chubb	-	-	223	20	223	20
Cincinnati Financial	-	-	126	6	126	6
Coventry Health Care	-	-	115	6	115	6
Genworth Financial, Cl A*	-	-	44,921	449	44,921	449
Hartford Financial Services Group	-	-	373	10	373	10
HCC Insurance Holdings	-	-	13,500	567	13,500	567
Lincoln National	-	-	232	8	232	8
Loews	-	-	4,865	214	4,865	214
Marsh & McLennan	-	-	469	18	469	18
MetLife	-	-	17,634	670	17,634	670
Principal Financial Group	-	-	236	8	236	8
Progressive	-	-	475	12	475	12
Prudential Financial	37,500	2,212	397	23	37,897	2,235
Torchmark	-	-	80	5	80	5
Travelers	19,500	1,642	323	27	19,823	1,669
Unum Group	-	-	231	7	231	7
XL Group, Cl A	-	-	252	8	252	8

Total Insurance		5,171		2,853		8,024

Internet & Catalog Retail - 0.3%
Amazon.com*	-	-	1,551	413	1,551	413
Expedia	-	-	80	5	80	5

Netflix	-	-	48	9	48	9
priceline.com*	-	-	43	30	43	30
TripAdvisor*	-	-	94	5	94	5

Total Internet & Catalog Retail		-		462		462

Internet Software & Services - 2.9%
Akamai Technologies*	-	-	152	5	152	5
eBay*	20,200	1,095	6,547	355	26,747	1,450
VeriSign	-	-	130	6	130	6
Yahoo!*	-	-	828	20	828	20
Facebook, Cl A*	-	-	10,300	263	10,300	263
Google, Cl A*	2,600	2,065	795	631	3,395	2,696

Total Internet Software & Services		3,160		1,280		4,440

IT Services - 4.0%
Accenture, Cl A	14,000	1,064	551	42	14,551	1,106
Automatic Data Processing	-	-	414	27	414	27
Cognizant Technology Solutions, Cl A*	-	-	258	20	258	20
Computer Sciences	-	-	131	6	131	6
Fidelity National Information Services	-	-	251	10	251	10
Fiserv*	-	-	114	10	114	10
IBM	4,900	1,045	895	191	5,795	1,236
Mastercard, Cl A	3,000	1,623	90	49	3,090	1,672
Paychex	-	-	277	10	277	10
SAIC	-	-	242	3	242	3
Teradata	-	-	142	8	142	8
Total System Services	-	-	137	3	137	3
Visa, Cl A	9,900	1,682	2,411	410	12,311	2,092
Western Union	-	-	486	7	486	7

Total IT Services		5,414		796		6,210

Leisure Equipment & Products - 0.0%
Hasbro	-	-	98	4	98	4
Mattel	-	-	294	13	294	13

Total Leisure Equipment & Products		-		17		17

Life Sciences Tools & Services - 1.2%
Agilent Technologies	-	-	296	12	296	12
Life Technologies	-	-	147	10	147	10
PerkinElmer	-	-	97	3	97	3
Waters*	-	-	73	7	73	7
Thermo Fisher Scientific	22,800	1,744	306	23	23,106	1,767

Total Life Sciences Tools & Services		1,744		55		1,799

Machinery - 3.2%
AGCO	-	-	3,900	203	3,900	203
Caterpillar	-	-	3,530	307	3,530	307
Cummins	11,700	1,355	2,461	285	14,161	1,640
Deere	-	-	333	29	333	29
Dover	-	-	149	11	149	11
Flowserve	-	-	41	7	41	7
Illinois Tool Works	-	-	355	22	355	22
Ingersoll-Rand	-	-	235	13	235	13
Joy Global	-	-	91	5	91	5
Paccar	-	-	13,302	673	13,302	673
Pall	-	-	95	7	95	7
Parker Hannifin	-	-	127	12	127	12
Pentair	-	-	1,826	96	1,826	96
Snap-on	-	-	50	4	50	4
Stanley Black & Decker	-	-	137	11	137	11
Titan International	-	-	10,100	213	10,100	213
Wabtec	16,800	1,715	-	-	16,800	1,715
Xylem	-	-	159	4	159	4

Total Machinery		3,070		1,902		4,972

Media - 3.4%
Cablevision Systems, Cl A	-	-	183	3	183	3
CBS, Cl B	-	-	500	23	500	23
Comcast, Cl A	47,300	1,987	8,355	351	55,655	2,338
DIRECTV*	33,100	1,874	490	28	33,590	1,902

Discovery Communications, Cl A	-	-	210	16	210	16
Gannett	-	-	196	4	196	4
Interpublic Group	-	-	354	5	354	5
News, Cl A	-	-	1,709	52	1,709	52
Omnicom Group	-	-	223	13	223	13
Scripps Networks Interactive, Cl A	-	-	74	5	74	5
Time Warner	-	-	8,865	511	8,865	511
Time Warner Cable, Cl A	-	-	253	24	253	24
Viacom, Cl B	-	-	389	24	389	24
Walt Disney	-	-	5,323	302	5,323	302
Washington Post, Cl B	-	-	4	2	4	2

Total Media		3,861		1,363		5,224

Medical Products & Services - 0.0%
Hospira*	-	-	141	5	141	5

Metals & Mining - 0.1%
Alcoa	-	-	914	8	914	8
Allegheny Technologies	-	-	92	3	92	3
Cliffs Natural Resources	-	-	129	2	129	2
Freeport-McMoRan Copper & Gold, Cl B	-	-	811	27	811	27
Newmont Mining	-	-	424	18	424	18
United States Steel	-	-	123	2	123	2
Nucor	-	-	271	12	271	12

Total Metals & Mining		-		72		72

Multi-Utilities - 0.1%
Ameren	-	-	207	7	207	7
CenterPoint Energy	-	-	365	9	365	9
CMS Energy	-	-	226	6	226	6
Consolidated Edison	-	-	250	15	250	15
Dominion Resources	-	-	492	29	492	29
DTE Energy	-	-	147	10	147	10
Integrys Energy Group	-	-	67	4	67	4
NiSource	-	-	266	8	266	8
PG&E	-	-	375	17	375	17
Public Service Enterprise Group	-	-	432	15	432	15
SCANA	-	-	113	6	113	6
Sempra Energy	-	-	193	15	193	15
TECO Energy	-	-	175	3	175	3
Wisconsin Energy	-	-	196	8	196	8

Total Multi-Utilities		-		152		152

Multiline Retail - 1.2%
Dollar General*	-	-	262	13	262	13
Dollar Tree*	-	-	194	9	194	9
Family Dollar Stores	-	-	82	5	82	5
JC Penney	-	-	10,522	159	10,522	159
Kohl's	-	-	181	8	181	8
Macy's	-	-	338	14	338	14
Nordstrom	-	-	128	7	128	7
Target	23,100	1,581	556	38	23,656	1,619

Total Multiline Retail		1,581		253		1,834

Office Electronics - 0.0%
Xerox	-	-	1,046	9	1,046	9

Oil, Gas & Consumable Fuels - 5.6%
Anadarko Petroleum	-	-	2,468	216	2,468	216
Apache	-	-	335	26	335	26
Cabot Oil & Gas	-	-	180	12	180	12
Chesapeake Energy	-	-	445	9	445	9
Chevron	-	-	1,660	197	1,660	197
Cobalt International Energy*	-	-	2,660	75	2,660	75
Concho Resources*	-	-	2,070	202	2,070	202
ConocoPhillips	-	-	4,343	261	4,343	261
Consol Energy	-	-	195	7	195	7
Denbury Resources*	-	-	17,119	319	17,119	319
Devon Energy	-	-	323	18	323	18
EOG Resources	-	-	232	30	232	30
EQT	-	-	129	9	129	9

Exxon Mobil	39,100	3,523	3,828	345	42,928	3,868
Hess	-	-	254	18	254	18
Kinder Morgan	-	-	540	21	540	21
Marathon Oil	-	-	605	20	605	20
Marathon Petroleum	-	-	283	25	283	25
Murphy Oil	-	-	155	10	155	10
Newfield Exploration*	-	-	116	3	116	3
Noble Energy	-	-	153	18	153	18
Occidental Petroleum	19,600	1,536	688	54	20,288	1,590
Peabody Energy	-	-	230	5	230	5
Phillips 66	-	-	5,181	362	5,181	362
Pioneer Natural Resources	-	-	113	14	113	14
QEP Resources	-	-	153	5	153	5
Range Resources	-	-	139	11	139	11
Southwestern Energy*	-	-	18,600	693	18,600	693
Spectra Energy	-	-	571	18	571	18
Tesoro	-	-	117	7	117	7
Valero Energy	-	-	7,172	326	7,172	326
Whiting Petroleum*	-	-	7,000	356	7,000	356
Williams	-	-	582	22	582	22
WPX Energy	-	-	171	3	171	3

Total Oil, Gas & Consumable Fuels		5,059		3,717		8,776

Paper & Forest Products - 0.0%
International Paper	-	-	377	18	377	18

Personal Products - 0.2%
Avon Products	-	-	369	8	369	8
Estee Lauder, Cl A	-	-	3,595	230	3,595	230

Total Personal Products		-		238		238

Pharmaceuticals - 2.6%
AbbVie	-	-	12,551	512	12,551	512
Actavis*	-	-	109	10	109	10
Allergan	12,600	1,406	1,683	188	14,283	1,594
Bristol-Myers Squibb	-	-	1,399	58	1,399	58
Eli Lilly	-	-	853	48	853	48
Forest Laboratories*	-	-	200	7	200	7
Johnson & Johnson	-	-	2,389	195	2,389	195
Merck	-	-	2,583	114	2,583	114
Mylan*	45,300	1,311	338	10	45,638	1,321
Perrigo	-	-	75	9	75	9
Pfizer	-	-	6,143	177	6,143	177

Total Pharmaceuticals		2,717		1,328		4,045

Professional Services - 0.0%
Dun & Bradstreet	-	-	35	3	35	3
Equifax	-	-	103	6	103	6
Robert Half International	-	-	119	4	119	4

Total Professional Services		-		13		13

Real Estate Investment Trust - 0.4%
American Tower, Cl A	-	-	2,198	169	2,198	169
Apartment Investment & Management, Cl A	-	-	125	4	125	4
AvalonBay Communities	-	-	97	12	97	12
Boston Properties	-	-	130	13	130	13
Equity Residential	-	-	274	15	274	15
HCP	-	-	387	19	387	19
Health Care	-	-	223	15	223	15
Host Hotels & Resorts	-	-	621	11	621	11
Kimco Realty	-	-	349	8	349	8
Plum Creek Timber	-	-	139	7	139	7
ProLogis	-	-	395	16	395	16
Public Storage	-	-	123	19	123	19
Simon Property Group	-	-	1,248	198	1,248	198
Ventas	-	-	249	18	249	18
Vornado Realty Trust	-	-	145	12	145	12
Weyerhaeuser	-	-	466	15	466	15

Total Real Estate Investment Trust		-		551		551

Real Estate Management & Development - 1.2%
Brookfield Asset Management, Cl A	-	-	18,500	675	18,500	675
CBRE Group, Cl A*	-	-	7,440	188	7,440	188
Jones Lang LaSalle	10,300	1,024	-	-	10,300	1,024

Total Real Estate Management & Development		1,024		863		1,887

Road & Rail - 1.0%
CSX	-	-	872	22	872	22
Norfolk Southern	-	-	269	21	269	21
Ryder System	-	-	44	3	44	3
Union Pacific	9,900	1,410	401	57	10,301	1,467

Total Road & Rail		1,410		103		1,513

Schools 0.0%
Apollo Group, Cl A	-	-	86	2	86	2

Semi-Conductors - 1.4%
Advanced Micro Devices	-	-	519	1	519	1
Altera	-	-	273	10	273	10
Analog Devices	-	-	261	12	261	12
Applied Materials	-	-	1,025	14	1,025	14
ASML Holding, Cl G	-	-	2,355	160	2,355	160
Broadcom, Cl A	-	-	447	16	447	16
Cavium*	-	-	2,340	91	2,340	91
Intel	58,800	1,285	4,226	92	63,026	1,377
KLA-Tencor	-	-	142	7	142	7
Lam Research*	-	-	139	6	139	6
Linear Technology	-	-	199	8	199	8
LSI*	-	-	470	3	470	3
Microchip Technology	-	-	167	6	167	6
Micron Technology*	-	-	873	9	873	9
NVIDIA	-	-	534	7	534	7
NXP Semiconductor*	-	-	7,140	216	7,140	216
Stmicroelectronics, Cl Y	-	-	23,020	177	23,020	177
Teradyne*	-	-	163	3	163	3
Texas Instruments	-	-	944	33	944	33
Xilinx	-	-	223	9	223	9

Total Semi-Conductors		1,285		880		2,165

Software - 1.5%
Adobe Systems	-	-	426	18	426	18
Autodesk	-	-	192	8	192	8
BMC Software	-	-	112	5	112	5
CA	-	-	284	7	284	7
Citrix Systems*	-	-	159	11	159	11
Electronic Arts*	-	-	256	5	256	5
Intuit	-	-	238	16	238	16
Microsoft	-	-	21,013	601	21,013	601
Oracle	31,000	1,002	3,155	102	34,155	1,104
Red Hat	-	-	165	8	165	8
Salesforce.com*	-	-	1,975	353	1,975	353
ServiceNow*	-	-	1,610	58	1,610	58
Splunk*	-	-	2,320	93	2,320	93
Symantec*	-	-	589	15	589	15
Workday, Cl A*	-	-	1,540	95	1,540	95

Total Software		1,002		1,395		2,397

Specialty Retail - 2.3%
Abercrombie & Fitch, Cl A	-	-	68	3	68	3
AutoNation*	-	-	33	2	33	2
AutoZone*	-	-	311	124	311	124
Bed Bath & Beyond*	24,700	1,591	193	12	24,893	1,603
Best Buy	-	-	227	5	227	5
CarMax*	-	-	195	8	195	8
GameStop, Cl A	-	-	104	3	104	3
Gap	-	-	254	9	254	9
GNC Holdings, Cl A	-	-	4,770	187	4,770	187
Home Depot	15,400	1,075	5,598	391	20,998	1,466

L Brands	-	-	205	9	205	9
Lowe's	-	-	948	36	948	36
O'Reilly Automotive	-	-	95	10	95	10
PetSmart	-	-	92	6	92	6
Ross Stores	-	-	190	12	190	12
Staples	-	-	576	8	576	8
Tiffany	-	-	102	7	102	7
TJX	-	-	623	29	623	29
Urban Outfitters*	-	-	94	4	94	4

Total Specialty Retail		2,666		865		3,531

Textiles, Apparel & Luxury Goods - 0.3%
Coach	-	-	240	12	240	12
Fossil*	-	-	46	4	46	4
Michael Kors Holdings*	-	-	3,830	217	3,830	217
Nike, Cl B	-	-	620	37	620	37
PVH	-	-	67	7	67	7
Ralph Lauren, Cl A	-	-	962	163	962	163
VF	-	-	75	13	75	13

Total Textiles, Apparel & Luxury Goods		-		453		453

Thrifts & Mortgage Finance - 0.0%
Hudson City Bancorp	-	-	406	4	406	4
People's United Financial	-	-	289	4	289	4

Total Thrifts & Mortgage Finance		-		8		8

Trading Companies & Distributors - 0.0%
Fastenal	-	-	231	12	231	12
WW Grainger	-	-	51	11	51	11

Total Trading Companies & Distributors		-		23		23

Water Utilities - 1.0%
American Water Works	38,400	1,591	-	-	38,400	1,591

Wireless Telecommunication Services - 0.3%
Crown Castle International*	-	-	251	18	251	18
MetroPCS Communications*	-	-	273	3	273	3
Sprint Nextel*	-	-	2,573	16	2,573	16
Vodafone Group ADR	-	-	12,100	344	12,100	344

Total Wireless Telecommunication Services		-		381		381

Total Common Stock		106,956		45,807		152,763

Short-Term Investments - 1.0%
CNI Government Money Market Fund, Cl I, 0.010%**†	-	-	548,966	549	548,966	549
CNI Prime Money Market Fund, Cl I, 0.030%**†	258,231	258	-	-	258,231	258
SEI Daily Income Trust Government Fund, Cl A, 0.020%**	-	-	548,966	549	548,966	549
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010%**	258,231	258	-	-	258,231	258

Total Short-Term Investments		516		1,098		1,614

Total Investments - 99.4%		$107,472		$46,905		$154,377

Other Assets in Excess of Liabilities - 0.6%		1,087		(116)		971

Net Assets - 100.0%		$108,559		$46,789		$155,348

* Non-income producing security.
** The rate reported is the 7-day effective yield as of March 31, 2013.
† Investment in Affiliate.

ADR — American Depositary Receipt
Cl — Class

City National Rochdale
U.S. Core Equity Fund and Diversified Equity Fund
Pro Forma Statement of Assets and Liabilities (000) (Unaudited)
March 31, 2013

	City National		City National
	Rochdale		Rochdale
	U.S. Core Equity		Diversified Equity	Proforma	Pro Forma
	Fund		Fund	Adjustments	Combined
ASSETS
Cost of securities	$99,355		$39,569		$138,924
Investments in securities, at value	$107,214		$46,356		$153,570
Affiliated investments, at value	258		549		807
Cash	22		9		31
Receivable for investment securities sold	937		126		1,063
Receivable for capital shares sold	871		1		872
Dividend and income receivable	60		24		84
Other assets (prepaid expenses)	1		3		4
TOTAL ASSETS	109,363		47,068		156,431

LIABILITIES
Payable for capital shares redeemed	626		1		627
Payable for income distributions	98		6		104
Investment adviser fees payable	36		26		62
Shareholder servicing and distribution fees payable	34		2		36
Administrative fees payable	4		2		6
Payable for investment securities purchased	-		226		226
Other accrued expenses	6		16		22
TOTAL LIABILITIES	804		279		1,083
NET ASSETS	$108,559		$46,789		$155,348

Institutional Class Shares:
Net Assets ($Dollars)	$110		$43,075,277		$43,075,387
Total shares outstanding at end of period	10		2,864,939	1,079,683	3,944,632
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.92	^	$15.04		$10.92

Class N Shares:
Net Assets ($Dollars)	$53,320,719		$3,713,491		$57,034,210
Total shares outstanding at end of period	4,893,315		246,234	94,453	5,234,002
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.90		$15.08		$10.90

Servicing Class Shares:
Net Assets ($Dollars)	$55,238,181		$-		$55,238,181
Total shares outstanding at end of period	5,067,998		-		5,067,998
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.90		$-		$10.90

^ Net assets divided by shares do not calculate to the stated net asset value because net assets amount is shown rounded.

Pro Forma Combining Statement of Operations (000) (Unaudited)
For the Period Ended March 31, 2013

	City National Rochdale U.S. Core Equity Fund*	City National Rochdale Diversified Equity Fund	Combined	Pro Forma Adjustments		Pro Forma Combined
Investment Income:
Dividends	$500	$788	$1,288	$-		$1,288
Interest	-	-	-	-		-
TOTAL INCOME	500	788	1,288	-		1,288
Expenses:
Investment advisory fees	122	336	458	(279)	(a)	179
Shareholder servicing fees - Class N (2)	77	19	96	-		96
Shareholder servicing fees - Servicing Class	38	-	38	-		38
Administration fees	13	21	34	(3)	(b)	31
Trustees fees	1	2	3	-		3
Professional fees	5	6	11	-		11
Printing fees	2	2	4	(2)	(c)	2
Transfer Agent fees	1	42	43	(25)	(d)	18
Custodian fees	1	2	3	-		3
Registration and filing fees	-	2	2	-		2
Insurance and other expenses	1	4	5	(1)	(e)	4
Total expenses	261	436	436	(310)		387
Less:
Waiver of investment advisory fees	-	(45)	(45)	45		-
Waiver of shareholder servicing fees - Class N	-	(10)	(10)	-		(10)
Net expenses	261	381	381	(265)		377
Net investment income	239	407	907	265		911

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
Net realized gain/loss on investments	276	1,033	1,309	-		1,309
Net change in unrealized appreciation
on investments	8,117	2,752	10,869	-		10,869
Net urealized and unrealized gain	8,393	3,785	12,178	-		12,178

Net increase in net assets
resulting from operations	$8,632	$4,192	$13,085	$265		$13,089

* Commenced operations on December 3, 2012.

Notes to Pro Forma Financial Statements
The City National Rochdale
U.S. Core Equity Fund and Diversified Equity Fund
For the period ended March 31, 2013 (Unaudited)
1.  Organization:

City National Rochdale Funds (the "Trust") is organized as a Delaware business trust under an Amended and Restated Agreement and Declaration of Trust dated October 28, 1996. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company with 17 funds.

City National Rochdale Diversified Equity Fund (the “Target Fund”) is a series of the Trust.  The Target Fund’s investment objective is to provide long-term capital growth. The Target Fund offers two classes of shares:  Institutional Class and Class N.

The financial statements herein are those of the City National Rochdale U.S. Core Equity Fund (the “Acquiring Fund”). The Acquiring Fund seeks long-term capital appreciation. The Acquiring Fund offers three classes of shares:  Institutional Class, Class N and Servicing Class.

For the purposes of these Pro Forma Financial Statements, the financial information covers the period from December 3, 2012 to March 31, 2013 of the Acquiring Fund and the year ended March 31, 2013 for the Target Fund.

2.  Basis of Combination:

The accompanying unaudited Pro Forma Financial Statements Combining Schedules of Investments, Statements of Assets and Liabilities and Statements of Operations (“Pro Forma Financial Statements”) reflect the accounts of the Target Fund and the Acquiring Fund for the period ended March 31, 2013.  These statements have been derived from the books and records utilized in calculating daily net asset values at March 31, 2013.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Target Fund and the Acquiring Fund, which have been incorporated by reference in the Statement of Additional Information.  The Target Fund and the Acquiring Fund each follow U.S. generally accepted accounting principles (“GAAP”) applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets and liability of the Target Fund for Institutional Class Shares of the Acquiring Fund.  Under generally accepted accounting principles, the Acquiring Fund will be the surviving entity for accounting purposes.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the Acquiring Fund.  Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity.  Other costs which may change as a result of the reorganization are currently undeterminable.

All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by the Plan of Reorganization will be borne by the investment adviser to the Acquiring Fund and the Target Fund, without regard to whether the Reorganization is consummated.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.  Security Valuation:

For purposes of calculating their daily net asset values (“NAV”), the Target Fund and the Acquiring Fund (collectively, the “Funds”) each generally values its investments as follows:

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if   there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively      traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Trusts' Board of Trustees (the "Board"). The Trusts' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of March 31, 2013, there were no fair valued securities.

In accordance with GAAP, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
• Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of March 31, 2013, all investments of the Funds are considered Level 1 investments.

For the year ended March 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end. For the year ended March 31, 2013, there have been no changes to the Funds’ fair valuation methodologies.

4.  Shares of Beneficial Interest

The Pro Forma Institutional Class shares and Class N shares net asset values per share assume the issuance of 3,944,622 Institutional Class Shares and 340,687 Class N shares of the Acquiring Fund, in exchange for the assets and liabilities of the Target Fund and liquidation of the Target Fund assuming the Target Fund and the Acquiring Fund had been combined as of such date.

5.  Federal Income Taxes

It is the intention of the Acquiring Fund to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the Pro Forma financial statements.

Management has analyzed the Acquiring Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2013, no provision for income tax would be required in the Acquiring Fund’s financial statements. The Acquiring Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6.  Pro Forma Adjustments

(a)           An adjustment to the combined advisory fees reflects the fee structure of the Acquiring Fund and is calculated using the Acquiring Fund’s average net assets for the period ended March 31, 2013 in combination with the Target Fund’s average net assets for the same period.

(b)           An adjustment to the combined administration fees reflects the fee structure of the Acquiring Fund and is calculated using the Acquiring Fund’s average net assets for the period ended March 31, 2013 in combination with the Target Fund’s average net assets for the same period.

(c)           Adjustment to reflect proforma printing fees due to the combining of the Funds into one and based upon the expense structure for the Acquiring Fund.

(d)           Adjustment to reflect proforma transfer agent fees due to the combining of the Funds into one and based upon the current expense structure of the Acquiring Fund.

(e)           Adjustment to reflect proforma insurance and other expenses due to the combining of the Funds into one and based upon the current expense structure for the Acquiring Fund.

PART C

Item 15.	Indemnification

Please see Article VI of the Amended and Restated By-Laws of the City National Rochdale Funds (the “Registrant”), which have been filed as an exhibit to this registration statement. In addition, each trustee of the Registrant has entered into an Indemnification Agreement with the Registrant whereby the Registrant indemnifies and holds harmless each trustee against any costs, disbursements or expenses customarily incurred in any legal proceeding arising out of or in connection with the trustee’s service to the Registrant, to the fullest extent permitted by law, subject to certain conditions.  Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking:

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Notwithstanding the provisions contained in the Registrant’s Amended and Restated By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said Amended and Restated By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of said Article VI.

Item 16.	Exhibits

1)	Charter Documents:

a.	Certificate of Trust dated October 25, 1996 and amendments thereto dated February 11, 1998 and April 2, 1999. (J)

(i)	Certificate of Amendment dated August 15, 2013 to the Certificate of Trust dated October 25, 1996, as amended. (O)

b.	Agreement and Declaration of Trust dated October 25, 1996. (A)

(i)	Amendment dated April 26, 1999, to the Agreement and Declaration of Trust dated October 25, 1996. (B)

(ii)	Amendment dated December 4, 2012, to the Agreement and Declaration of Trust dated October 25, 1996 as amended April 26, 1999. (K)

(iii)	Amendment dated August 15, 2013, to the Agreement and Declaration of Trust dated October 25, 1996 as amended April 26, 1999. (O)

1

2)	By-Laws:

a.	By-Laws dated October 25, 1996. (A)

b.	Amendment dated April 26, 1999, to the By-Laws dated October 25, 1996. (B)

c.	Amended and Restated By-Laws dated February 26, 2009. (J)

d.	Amendment dated August 29, 2013 to the Amended and Restated By-Laws dated February 26, 2009. (O)

3)	Not applicable.

4)	Agreement and Plan of Reorganization:

a.	Form of Agreement and Plan of Reorganization. (C)

5)	Not applicable.

6)	Investment Management Agreements:

a.
Investment Management Agreement dated April 1, 1999 between the Registrant and City National Asset Management, Inc. (now City National Rochdale, LLC) with respect to the City National Rochdale U.S. Core Equity Fund (the “U.S. Core Equity Fund”). (F)

b.
Amended Appendices dated as of January 28, 2013, to the Investment Management Agreement dated April 1, 1999 between the Registrant and City National Asset Management, Inc. (now City National Rochdale, LLC) with respect to the U.S. Core Equity Fund. (J)

c.
Investment Management Agreement dated October 1, 2005 between the Registrant and City National Asset Management, Inc. (now City National Rochdale, LLC) with respect to the City National Rochdale Diversified Equity Fund (the “Diversified Equity Fund”). (G)

d.
Expense Limitation and Reimbursement Agreement dated January 28, 2013 between the Registrant and City National Asset Management, Inc. (now City National Rochdale, LLC) with respect to the Diversified Equity Fund. (J)

e.
Fee Waiver Agreement dated November 28, 2012 between the Registrant and City National Asset Management, Inc. (now City National Rochdale, LLC) dated November 28, 2012 relating to the Diversified Equity Fund. (I)

f.
Investment Manager Agreement dated May 16, 2011 between City National Asset Management, Inc. (now City National Rochdale, LLC) and SKBA Capital Management, LLC with respect to the Diversified Equity Fund. (H)

7)	Distribution Agreements:

a.	Distribution Agreement dated April 1, 1999 between the Registrant and SEI Investments Distribution Co. (K)

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b.	AML Amendment dated March 13/14, 2006, to the Distribution Agreement between the Registrant and SEI Investments Distribution Co. dated April 1, 1999. (K)

c.	Form of Sub-Distribution and Servicing Agreement. (F)

8)	Not applicable.

9)	Custody Agreements:

a.	Custody Agreement dated August 1, 2011 between the Registrant and U.S. Bank National Association. (E)

b.	First Amendment dated January 1, 2012, to the Custody Agreement dated August 1, 2011 between the Registrant and U.S. Bank National Association. (K)

10)	Distribution Plan and Rule 18f-3 Plan:

a.	Rule 12b-1 Distribution Plan dated January 28, 2013. (J)

b.	Amended and Restated Multiple Class Plan dated February 19, 2013. (K)

c.	Revised Appendix A dated September 17, 2013 to the Amended and Restated Multiple Class Plan dated February 19, 2013. (O)

11)	Opinion of Counsel:

a.	Opinion and consent of counsel as to the legality of the securities being registered. (O)

12)	Not applicable.

13)	Other Material Contracts:

a.	Amended and Restated Administration Agreement dated January 1, 2013 between the Registrant and SEI Investments Global Funds Services. (K)

b.	Transfer Agent Servicing Agreement dated January 1, 2013 between the Registrant and U.S. Bancorp Fund Services, LLC. (K)

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c.	Amended and Restated Shareholder Services Agreement dated June 1, 2001 between the Registrant and City National Bank. (F)

(i)	Amended Exhibit A dated December 4, 2012, to the Amended and Restated Shareholder Services Agreement dated June 1, 2001 between the Registrant and City National Bank. (K)

d.	Form of Shareholder Service Provider Agreement between City National Bank and RIM Securities, LLC. (D)

14)	Other Opinions:

a.	Consent of Independent Registered Certified Public Accounting Firm, KPMG LLP. (O)

15)	Not applicable.

16)	Powers of Attorney:

a.	Power of Attorney. (O)

17)	Additional Exhibits:

a.	Form of Proxy Card. (O)

b.	The U.S. Core Equity Fund’s and Diversified Equity Fund’s Statement of Additional Information, dated January 28, 2013, as supplemented September 10, 2013. (L)

c.	The Diversified Equity Fund’s Annual Report for the year ended September 30, 2012. (M)

d.	The U.S. Core Equity Fund’s and Diversified Equity Fund’s Semi-Annual Report for the fiscal period ended March 31, 2013. (N)

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All Exhibits filed previously are herein incorporated by reference as follows:

A.	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-1A (File No. 333-16093) on November 14, 1996 and incorporated herein by reference.

B.	Previously filed as an exhibit to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 333-16093) on May 3, 1999 and incorporated herein by reference.

C.	Filed as Appendix A to Part A of this Registration Statement on Form N-14.

D.	Previously filed as an exhibit to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A (File No. 333-16093) on November 21, 2012, and incorporated herein by reference.

E.	Previously filed as an exhibit to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 333-16093) on September 14, 2011, and incorporated herein by reference.

F.	Previously filed as an exhibit to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A (File No. 333-16093) on June 27, 2007 and incorporated herein by reference.

G.	Previously filed as an exhibit to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A (File No. 333-16093) on January 28, 2011, and incorporated herein by reference.

H.	Previously filed as an exhibit to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A (File No. 333-16093) on December 16, 2011, and incorporated herein by reference.

I.	Previously filed as an exhibit to Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A (File No. 333-16093) on November 28, 2012, and incorporated herein by reference.

J.	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-14 (File No. 333-186096) on January 28, 2013, and incorporated herein by reference.

K.	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 62 (333-16093) on April 30, 2013, and incorporated herein by reference.

L.	Previously filed as part of a 497 filing (File No. 333-16093) on September 10, 2013 and incorporated herein by reference.

M.	Previously filed on December 7, 2012 (File No. 811-07923) and incorporated herein by reference.

N.	Previously filed on June 10, 2013 (File No. 811-07923) and incorporated herein by reference.

O.	Previously filed on October 4, 2013 (File No. 333-191583) and incorporated herein by reference.

Item 17.	Undertakings

1.
The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

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2.
The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Beverly Hills, and State of California, on the 12th day of November, 2013.

CITY NATIONAL ROCHDALE FUNDS

By:	/s/ Garrett D’Alessandro
Garrett D’Alessandro
President, Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Garrett D’Alessandro	President & Chief	November 12, 2013
Garrett D’Alessandro	Executive Officer

/s/ Eric Kleinschmidt	Controller & Chief	November 12, 2013
Eric Kleinschmidt	Operating Officer

Irwin G. Barnet*	Trustee	November 12, 2013
Irwin G. Barnet

Vernon C. Kozlen*	Trustee	November 12, 2013
Vernon C. Kozlen

William R. Sweet*	Trustee	November 12, 2013
William R. Sweet

James R. Wolford*	Trustee	November 12, 2013
James R. Wolford

Daniel A. Hanwacker*	Trustee	November 12, 2013
Daniel A. Hanwacker

Jay C. Nadel*	Trustee	November 12, 2013
Jay C. Nadel

Andrew S. Clare*	Trustee	November 12, 2013
Andrew S. Clare

Jon C. Hunt*	Trustee	November 12, 2013
Jon C. Hunt

* By:	/s/ Garrett D’Alessandro
Garrett D’Alessandro Attorney-in-Fact, pursuant to Power of Attorney

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